UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SAVARA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 28, 2023

Dear Fellow Stockholder,

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Savara Inc. 2023 Annual Meeting of Stockholders, to be held on June 8, 2023 at 2:00 p.m. Central Time via live webcast at www.virtualshareholdermeeting.com/SVRA2023. The attached Notice of Annual Meeting and Proxy Statement contain important information about the meeting and matters for your consideration. Your vote is important, and regardless of whether you plan to attend the meeting, I encourage you to review the material carefully and submit your proxy.

Over the past year, we continued to advance the molgramostim nebulizer solution (molgramostim) development program and the pivotal Phase 3 IMPALA-2 trial, and we strengthened our management team with key hires in the clinical, operations, and commercial functions. Enrollment in IMPALA-2 remains on-track, and we continue to anticipate reporting top line safety and efficacy data by the end of 2Q 2024. Additionally, we believe that, under the current operating plan, we are sufficiently capitalized through 2025 — well beyond the anticipated top line data read-out of IMPALA-2.

We remain committed to improving the lives of patients with rare respiratory diseases and believe that this shared desire to make a difference is what unites us not only with the patients we serve, but with our employees, stockholders, and other stakeholders. I am proud of our team’s efforts to potentially bring this important investigational therapy to market, which could result in a new standard of care for aPAP patients and long-term value creation for stockholders.

Thank you for your continued support.

Sincerely,

/s/ Matthew Pauls

Matthew Pauls

Chair of the Board of Directors & Chief Executive Officer

SAVARA INC.

6836 Bee Cave Road

Building I, Suite 205

Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 8, 2023

The 2023 Annual Meeting of Stockholders of Savara Inc. (the “Annual Meeting”) will be held virtually via live webcast at www.virtualshareholdermeeting.com/SVRA2023 on June 8, 2023 at 2:00 p.m. Central Time. The meeting is being held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1. To elect seven directors to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal;

2. To approve the amendment of the Savara Inc. Amended and Restated 2015 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 3,000,000;

3. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

4. To approve, on an advisory basis, the compensation of our named executives; and

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 10, 2023 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose relating to the meeting during ordinary business hours at our corporate offices located at 6836 Bee Cave Rd., Building I, Suite 205, Austin, TX 78746 for ten days prior to the Annual Meeting, and will also be available for inspection at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please vote as promptly as possible. This will help to ensure the presence of a quorum at the Annual Meeting and save us additional proxy solicitation costs.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Matthew Pauls

Matthew Pauls
Chair of the Board of Directors & Chief Executive Officer

Austin, TX

April 28, 2023

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting To Be Held on June 8, 2023. This notice of Annual Meeting, the proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at www.proxyvote.com.

-i-

SAVARA INC.

6836 Bee Cave Road

Building I, Suite 205

Austin, TX 78746

(512) 961-1891

PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 8, 2023

GENERAL INFORMATION ABOUT THE MEETING

Savara Inc., a Delaware corporation (“Savara,” “we,” ‘us,” “our,” “the company” or “our company”), is making proxy materials, including this proxy statement, available to our stockholders via the internet in connection with the solicitation of proxies by the Savara Board of Directors (the “Board of Directors” or “Board”) for use at our 2023 Annual Meeting of Stockholders to be held virtually on June 8, 2023 at 2:00 p.m. Central Time via live webcast at www.virtualshareholdermeeting.com/SVRA2023, and at any adjournment or postponement thereof (the “Annual Meeting”).

This proxy statement, the attached notice of the Annual Meeting, a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are collectively referred to as the “proxy materials.” The proxy materials are first being made available to our stockholders on or about April 28, 2023.

Notice of Internet Availability of Proxy Materials

All stockholders have the ability to access the proxy materials on the website referred to in the attached notice of the Annual Meeting. Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders instead of mailing printed copies of the proxy materials, unless you have previously elected to receive printed materials. The Notice of Internet Availability provides instructions on how to access the proxy materials via the internet and how to request a printed set of the proxy materials at no charge. In addition, stockholders can elect to receive future proxy materials electronically by email or in printed form by mail, and any such election will remain in effect until terminated by the stockholder. We encourage all stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the cost and environmental impact of our annual meetings.

Purposes of the Annual Meeting

The Annual Meeting is being held for the following purposes:

1. To elect seven directors to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal;

2. To approve the amendment of the Savara Inc. Amended and Restated 2015 Omnibus Incentive Plan (the “2015 Plan”) to increase the number of shares of common stock authorized for issuance thereunder by 3,000,000;

3. To ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

4. To approve, on an advisory basis, the compensation of our named executives; and

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Record Date; Shares Outstanding and Entitled to Vote

Our Board of Directors has fixed April 10, 2023 as the record date (the “record date”) for the determination of holders of our common stock entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. At the close of business on the record date, we had 114,064,736 shares of common stock issued and outstanding. Each stockholder of record as of the record date is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the record date. Stockholders do not have cumulative voting rights. We had no other class of capital stock outstanding as of the record date. No other shares are entitled to notice of, or to vote at, the Annual Meeting.

How to Vote Your Shares

If you hold your shares in your own name as the stockholder of record: You may vote your shares by proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the enclosed proxy card and returning it in the postage-paid envelope provided or you may vote over the internet or by telephone pursuant to the instructions provided in the proxy card. Additionally, you may vote your shares electronically during the Annual Meeting using the control number found on your Notice of Internet Availability or proxy card and following the instructions at www.virtualshareholdermeeting.com/SVRA2023. Stockholders voting by internet or telephone should understand that, while we and the party providing the service through which you may vote by internet or by telephone do not charge any fees to our stockholders for voting by internet or telephone, there may still be costs, such as usage charges from internet access providers and telephone companies, for which you are responsible.

If your shares are held in the name of a broker or other nominee (typically referred to as shares being held in “street name”): You will receive instructions from the holder of record that you must follow for your shares to be voted. The availability of telephonic or internet voting will depend on your broker’s (or other nominee’s) voting process. Please check with your broker or other nominee and follow the voting procedure your broker or other nominee provides to vote your shares.

By casting your vote by proxy, you are authorizing the holders of the proxies solicited by this proxy statement to vote your shares in accordance with your instructions.

YOUR VOTE IS VERY IMPORTANT. We encourage you to submit your vote by proxy even if you plan to attend the Annual Meeting.

How to Change Your Vote

If you hold your shares in your own name: You may revoke your proxy and change your vote at any time before your proxy is exercised by:

•	Delivering to our corporate secretary a written notice of revocation, dated later than the proxy you wish to revoke, before voting begins at the Annual Meeting;

•	Delivering to our corporate secretary a duly executed proxy bearing a date later than the proxy you wish to revoke, before voting begins at the Annual Meeting;

•	Voting again on a later date via the internet or by telephone before 11:59 p.m. Eastern Time on June 7, 2023 (in which case only your latest internet or telephone proxy submitted will be counted); or

•

Attending the Annual Meeting and voting electronically during the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/SVRA2023 (your attendance at the Annual Meeting, in and of itself, will not revoke your proxy).

Any written notice of revocation or later dated proxy should be delivered before the close of business on June 7, 2023 to:

Savara Inc.

6836 Bee Cave Road

Building I, Suite 205

Austin, TX 78746

Attention: Corporate Secretary

If your shares are held in street name: You must follow the instructions provided by the broker or other nominee if you wish to change your vote.

Proxies

If you provide specific voting instructions on your proxy card or when voting via the internet or by telephone, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your name and execute a proxy (either by submitting it via the internet or telephone or signing and returning a proxy card) without making individual selections, your shares will be voted in accordance with the recommendations of our Board of Directors, which are:

•	“For” election of each of the nominees to our Board of Directors listed in the proxy materials;

•	“For” the amendment of the 2015 Plan to increase the number of shares of common stock authorized for issuance thereunder by 3,000,000, as set forth in the amended plan;

•	“For” ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•	“For” the approval of the compensation of our named executives.

At this time, we are unaware of any matters, other than those set forth above, that may properly come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the holders of proxies solicited by this proxy statement, or their duly constituted substitutes acting at the Annual Meeting and any adjournment or postponement thereof, will be deemed authorized to vote or otherwise act on such matters in accordance with their judgment.

The holders of proxies solicited by this proxy statement, or their duly constituted substitutes acting at the Annual Meeting and any adjournment or postponement thereof, may propose and vote for one or more adjournments or postponements of the Annual Meeting, including adjournments or postponements to permit further solicitations of proxies. Proxies solicited may be voted only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting of our stockholders.

Broker Non-Votes

A “broker non-vote” occurs when a nominee (typically a broker or bank) holding shares for a beneficial owner (typically referred to as shares being held in “street name”) submits a proxy for those shares but indicates on the proxy that it does not have authority to vote those shares on particular proposals because it has not received specific voting instructions from the beneficial owner for those proposals. Under the rules of the New York Stock Exchange, brokers and other nominees have discretion to vote shares held in street name on “routine” matters but lack such discretion with regard to “non-routine” matters. The ratification of the appointment of RSM as our independent registered public accounting firm for fiscal year 2023 is considered a routine matter and, as such, brokers and other nominees may vote on that proposal in the absence of specific instructions from the beneficial owner. The other proposals described in this proxy statement are considered non-routine matters and brokers and other nominees do not have discretionary authority to vote on such proposals.

Quorum and Required Votes

A majority of the aggregate number of shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present or represented by proxy in order for there to be a quorum at the Annual Meeting and for any action to be taken at the Annual Meeting. If you submit a properly executed proxy via the internet or by telephone or mail, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Broker non-votes will also be counted as present for the purpose of determining the presence of a quorum at the Annual Meeting.

Proposal 1 – Election of Directors: The affirmative vote of the holders of a majority of the shares of our common stock having voting power present or represented by proxy at the Annual Meeting is required for the election of each director nominee. This majority voting standard means that a director nominee will be elected if the number of shares voted “For” that director nominee exceeds the aggregate number of shares voted “Against” and that “Abstain” from voting with respect to that director nominee. As a result, an abstention will have the same effect as a negative vote. Broker non-votes will not be counted toward the vote total and therefore will have no effect on the outcome of this proposal. In accordance with our corporate governance guidelines, each of our incumbent directors tendered his or her resignation in advance of being nominated for election at the Annual Meeting, with the effectiveness of such resignation subject to and contingent upon (a) the director’s failure to receive a sufficient number of votes for re-election at the Annual Meeting and (b) our Board of Directors’ acceptance of the resignation. Accordingly, the continued service on our Board of Directors by any director who is not re-elected because such director does not receive the requisite affirmative votes at the Annual Meeting will be subject to our Board of Directors’ determination as to whether to accept or reject his or her resignation. Our Board of Directors will take into account and consider the voting results at the Annual Meeting but has sole discretion to determine whether or not to accept the resignation.

Proposal 2 – Approval of an Amendment to our 2015 Plan: The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment of the 2015 Plan to increase the number of shares of common stock authorized for issuance thereunder by 3,000,000, as set forth in the amended 2015 Plan. An abstention will have the same effect as a negative vote. Broker non-votes will not be counted toward the vote total and therefore will have no effect on the outcome of this proposal.

Proposal 3 – Ratification of Independent Registered Public Accountin Firm: The affirmative vote of the holders of a majority of the shares of our common stock having voting power present or represented by proxy at the Annual Meeting is required to ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2023. An abstention will have the same effect as a negative vote. Brokers and other nominees generally will have discretionary authority to vote on this proposal because it is considered a routine matter; therefore, we do not expect any broker non-votes with respect to this proposal.

Proposal 4 – Advisory Vote on the Compensation of our Named Executives: The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executives. An abstention will have the same effect as a negative vote. Broker non-votes will not be counted toward the vote total and therefore will have no effect on the outcome of this proposal.

Solicitation of Proxies

We are soliciting proxies from our stockholders on behalf of our Board of Directors and will pay for all costs incurred in connection with the solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from our stockholders in person or by telephone, facsimile, email or other electronic methods without additional compensation other than reimbursement for their actual expenses.

We may retain a proxy solicitation firm to assist us in the solicitation of proxies for the Annual Meeting. We would pay such firm, if any, customary fees, which we do not expect would exceed $20,000 and would reimburse the firm for its reasonable out-of-pocket expenses.

Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

If You Receive More Than One Proxy Card

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, please mark your votes and date, sign and return each proxy card, or vote your proxy via internet or by telephone as instructed on each proxy card.

Householding Information

The U.S. Securities and Exchange Commission (“SEC”) has adopted rules that permit brokers, banks and other nominees to satisfy the delivery requirements for proxy statements, annual reports and Notice of Internet Availability, as applicable, with respect to two or more stockholders sharing the same address by delivering a single copy of such document addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers and other nominees with account holders who are our stockholders may be “householding” the proxy materials. This means that only one copy of this proxy statement, our annual report and Notice of Internet Availability may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, annual report and Notice of Internet Availability from the other stockholder(s) sharing your address, please (i) notify your broker or other nominee, (ii) direct your written request to Savara Inc., 6836 Bee Cave Rd., Building I, Suite 205, Austin, TX 78746, Attention: Corporate Secretary or (iii) contact us by phone at (512) 614-1848. We undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should notify their broker or other nominee or contact our corporate secretary at the above address or phone number.

If you have any questions about voting your shares, please contact us at (512) 614-1848.

BOARD OF DIRECTORS

The following table provides summary information about each current member of our Board of Directors:

Name	Age	Committee Membership	Director Since
Matthew Pauls	52	None	April 2017

Nevan Elam	55	Compensation Committee (Chair) Nominating & Governance Committee	February 2009

Richard J. Hawkins	74	Audit Committee	October 2010

Joseph S. McCracken	69	Compensation Committee Nominating & Governance Committee (Chair)	October 2013

David A. Ramsay	58	Audit Committee (Chair)	April 2017

Ricky Sun	49	Nominating & Governance Committee	December 2019

An van Es-Johansson	63	Compensation Committee Audit Committee	December 2019

Board Composition

The following is a snapshot of the Board’s current composition and the attributes of its directors:

Board Diversity Matrix (As of April 28, 2023)
Board Size:
Total Number of Directors	7

	Female	Male
Gender:
Directors	1	6
Demographic Background:
African American or Black	0	1
Asian	0	1
White	1	4

Knowledge, Skills, and Expertise

The Board of Directors is committed to ensuring the Board reflects a diverse range of viewpoints, qualifications, skills, and experience. Below is a list of a few of the areas of knowledge and expertise reflected in the members of the Board that contribute to the Board’s effectiveness. Detailed information about each individual director’s qualifications, skills and experience, as well as biographical information, can be found starting on page 8.

•	Chief Executive Officer Leadership – Service as a chief executive officer at a publicly traded or privately-held organization.

•	Industry Experience – Experience in the pharmaceutical or life sciences industry, including development and commercialization of pharmaceutical products.

•	Medical or Scientific Background – Medical degree or advanced degree in a scientific field.

•	Financial and Accounting – Experience at a large accounting firm or as chief financial officer, or other professional experience in a financial oversight role.

•	Public Company Governance – Service as a board member of a publicly traded company and familiarity with key corporate governance matters.

•	Global Strategy and Operations – Experience guiding the strategic direction and growth of a pharmaceutical or life sciences company on a global scale.

NOMINEES FOR ELECTION TO THE BOARD

Each of our current directors has been nominated for election to our Board of Directors. The paragraphs below provide information about each such director nominee. There are no family relationships among any of our directors, director nominees, and executive officers. Service on our Board of Directors or as an executive officer prior to April 2017 described in this proxy statement refers to service with Savara Inc., the private company with which we completed a reverse merger in April 2017 when we were operating as Mast Therapeutics, Inc. Following the reverse merger, we changed our name to Savara Inc.

Matthew Pauls. Mr. Pauls has served as our Chief Executive Officer since December 2020, the Chair of our Board of Directors since September 2020, and was our Interim Chief Executive Officer from September 2020 to December 2020. Mr. Pauls has served as a member of our Board of Directors since April 2017 and was a member of the board of directors of Mast Therapeutics, Inc. from October 2015 to April 2017. Previously, Mr. Pauls was the founder of Spartan Biopharma Insights, LLC, where he provided strategic advisement to institutional investors, and company management teams on investment thesis assessment, capitalization strategy, mergers and acquisitions, clinical execution, and commercialization from December 2019 to September 2020. Mr. Pauls served on the board of directors of Zyla Life Sciences (previously Egalet Corporation) (OTCQX: ZCOR), a commercial-stage life sciences company with a portfolio of medicines for pain and inflammation, from January 2019 until its merger with Assertio Therapeutics, Inc. in May 2020. From August 2014 to November 2019, Mr. Pauls served as President and Chief Executive Officer of Strongbridge Biopharma plc (NASDAQ: SBBP) (“Strongbridge”), a biopharmaceutical company focused on therapies that target rare diseases that Mr. Pauls lead through an initial public offering. He also served as a member of the board of directors of Strongbridge from September 2015 to November 2019. From April 2013 to August 2014, Mr. Pauls was Chief Commercial Officer of Insmed, Inc. (NASDAQ: INSM), a publicly traded global biopharmaceutical company focused on rare diseases. From 2007 to April 2013, Mr. Pauls worked at Shire Pharmaceuticals, a global specialty biopharmaceutical company, most recently as Senior Vice President, Head of Global Commercial Operations from May 2012 to April 2013. Earlier in his career, from 1997 to 2007, Mr. Pauls held senior positions at Bristol-Myers Squibb in Brand Management and Payor Marketing and at Johnson & Johnson in various U.S. and global commercial roles. Mr. Pauls holds B.S. and M.B.A. degrees from Central Michigan University and a J.D. from Michigan State University College of Law. We believe Mr. Pauls’ experience as our Chief Executive Officer, as well as his leadership experience and extensive commercialization, strategic planning and operations experience in the biopharmaceutical industry, particularly with therapies for rare diseases, qualify him to serve as a member of the Board of Directors.

Nevan Elam. Mr. Elam has served as a member of our Board of Directors since February 2009. Since February 2013, Mr. Elam has served as a member of the Board of Directors as well as the President and Chief Executive Officer of Rezolute, Inc. (NASDAQ: RZLT) (“Rezolute”), a biopharmaceutical company focused on developing therapies for metabolic diseases with serious unmet needs. In addition, Mr. Elam has served on the board of directors of Peak Bio, Inc. (OTCPK: PKBO) since November 2022. Prior to his tenure at Rezolute, Mr. Elam held senior executive roles within in the pharmaceutical industry, including Senior Vice President and Head of the Pulmonary Business Unit of Nektar Therapeutics and President and Chief Executive Officer of a European medical device company. Earlier in his career, he was a co-founder and the Chief Financial Officer of E2open, Inc. and a Partner in the corporate practice of the law firm of Wilson Sonsini Goodrich & Rosati, P.C. Mr. Elam received his J.D. from Harvard Law School and a B.A. from Howard University. We believe Mr. Elam’s broad experience with pharmaceutical companies, including advising them of their unique legal and regulatory obligations, qualifies him to serve on the Board of Directors.

Richard J. Hawkins. Mr. Hawkins has served as a member of our Board of Directors since October 2010. Mr. Hawkins is currently Chief Executive Officer and Chair of the Board of Directors of Lumos Pharma, Inc. (NASDAQ: LUMO), a clinical stage biotechnology company focused on bringing novel therapies to patients with severe, rare, and genetic diseases, whose medical needs are unmet. In addition, Mr. Hawkins currently serves on the board of directors of several privately held life sciences companies, as well as Plus Therapeutics

Inc. (formerly Cytori Therapeutics, Inc.) (NASDAQ: PSTV), and previously served on the board of directors of SciClone Pharmaceuticals, Inc. until its acquisition in October 2017. Prior to his tenure with Lumos Pharma, Inc., which began in September 2010, Mr. Hawkins founded and advised numerous pharmaceutical companies including Sensus, where he served as co-founder and Chair of the Board of Directors until it was sold to Pfizer in 2001. From 1981 to 2000, Mr. Hawkins was founder, President and Chief Executive Officer of Pharmaco where he guided the company’s growth to more than 2,000 employees. Pharmaco later merged with PPD of Wilmington, North Carolina to form PPD Pharmaco, one of the largest clinical contract research organizations in the world. Mr. Hawkins received his B.S. in Biology from Ohio University. We believe Mr. Hawkins’ experience in the pharmaceutical and life sciences industries as well as his broad management experience qualify him to serve on the Board of Directors.

Joseph S. McCracken. Dr. McCracken has served as our Lead Independent Director since December 2019 and a member of our Board of Directors since October 2013. Since September 2013, Dr. McCracken has advised biopharmaceutical companies on the design and implementation of corporate strategy and business development initiatives. Dr. McCracken also serves on the board of directors of Lumos Pharma, Inc. (NASDAQ: LUMO) and Modalis Therapeutics Corporation (TSE: 4883.T), as well as the board of directors of the privately held companies Regimmune Inc. and Neuropore Therapies, Inc. Dr. McCracken served on the board of directors of Kindred Biosciences, Inc. until its acquisition in August 2021, and on the board of directors of Alkahest, Inc. until its acquisition by Grifols SA in December of 2020. From July 2011 to September 2013, Dr. McCracken was Vice President and Global Head of Business Development & Licensing for Roche Pharma, a research-focused healthcare company, where he was responsible for Roche Pharma’s global in-licensing and out-licensing activities. From October 2009 until July 2011, he was General Manager, Roche Pharma Japan & Asia Regional Head, Roche Partnering. Prior to joining Roche Pharma, Dr. McCracken held the position of Vice President, Business Development at Genentech for more than 9 years, and previously held similar positions at Aventis Pharma and Rhone-Poulenc Rorer. Dr. McCracken holds a B.S. in Microbiology, an M.S. in Pharmacology and a D.V.M. from The Ohio State University. We believe Dr. McCracken’s extensive experience in the biotechnology and pharmaceutical industries qualifies him to serve on the Board of Directors.

David A. Ramsay. Mr. Ramsay has served as a member of our Board of Directors since April 2017 and as a member of the Board of Directors of Mast Therapeutics, Inc. from June 2011 to April 2017. Mr. Ramsay serves on the board of directors of Exuma Biotech, Inc., a privately held biotechnology company, and served on the board of directors of La Jolla Pharmaceutical Company from September 2019 until its acquisition by Innoviva, Inc. in August 2022. Mr. Ramsay served as Senior Vice President and Chief Financial Officer of Bonti, Inc., a private, clinical stage biotechnology company focused on the development and commercialization of neurotoxin products for therapeutic and aesthetic applications, from February 2018 until its acquisition by Allergan plc in October 2018. Mr. Ramsay served as Chief Financial Officer of Halozyme Therapeutics, Inc. (NASDAQ: HALO), a biotechnology company developing and commercializing novel oncology therapies, from May 2013 until his retirement in July 2015 and from 2003 to 2009. He also served as Halozyme’s Vice President, Corporate Development from May 2009 to May 2013. From 2000 to 2003, Mr. Ramsay was Vice President, Chief Financial Officer of Lathian Systems, Inc., a provider of technology-based sales solutions for the life science industry. From 1998 to 2000, he served as Vice President, Treasurer and Director, Corporate Finance of Valeant Pharmaceuticals International, Inc. (formerly ICN Pharmaceuticals, Inc.), a multinational specialty pharmaceutical company. Mr. Ramsay began his career at Deloitte & Touche, where he obtained his CPA license. Mr. Ramsay holds a B.S. in business administration from the University of California, Berkeley and an M.B.A. with a dual major in finance and strategic management from The Wharton School at the University of Pennsylvania. We believe Mr. Ramsay’s significant experience as chief financial officer of life science companies, particularly his experiences at Halozyme during its successful development and its commercialization of its first products, and at a large audit and financial advisory firm, qualify him to serve on the Board of Directors.

Ricky Sun. Dr. Sun has served as a member of our Board of Directors since December 2019. Dr. Sun joined Bain Capital Life Sciences, LP. in August 2016 and has been a Partner since January 2021. Prior to joining Bain

Capital, from 2013 to 2016, he was a Director of Corporate Development and Strategy at Biogen Inc. (NASDAQ: BIIB) (“Biogen”), a publicly-held biotechnology company, from 2013 to 2016. Prior to Biogen, Dr. Sun served as a Vice President at BlackRock, as a member of the Fundamental Equity division of BlackRock’s Alpha Strategies Group and senior analyst for BlackRock’s Fundamental Large Cap Growth equity team, covering the health care sector. Prior to that, he was a Senior Healthcare Analyst at Citadel and Alyeska Investment Group in Chicago and worked as a pharmaceuticals equity research analyst on Wall Street, spending time at Lehman Brothers and Morgan Stanley. Dr. Sun began his career as a Senior Scientist at Ironwood Pharmaceutical where he was involved in the discovery and development of the drug Linzess for irritable bowel syndrome. Dr. Sun previously served on the board of directors of Annexon, Inc. (NASDAQ: ANNX) and Arcutis Biotherapeutics, Inc. (NASDAQ: ARQT). Dr. Sun received a Ph.D. in Chemistry and Chemical Biology from Harvard University and was an NIH post-doctoral fellow in Biological Chemistry & Molecular Pharmacology at Harvard Medical School. He also received an M.B.A. from New York University Stern School of Business, where he was a Mildred Elperin Scholar. He graduated summa cum laude from Berea College with a BA in chemistry. We believe that Dr. Sun’s significant experience in life sciences investment qualifies him to serve on our Board of Directors. Dr. Sun was initially identified to serve as member of our Board of Directors by investors affiliated with Bain Capital Life Sciences Investors, LLC (“Bain Capital Life Sciences”) pursuant to the Bain Capital Life Sciences director designation right under that certain Securities Purchase Agreement dated December 20, 2019 among us and certain accredited and institutional investors (the “Purchase Agreement”). For as long as Bain Capital Life Sciences holds a number of shares equal to the greater of (i) 50% of the number of shares of common stock (including shares of common stock issued or issuable upon exercise of warrants) purchased pursuant to and on the date of the Purchase Agreement, and (ii) 5% of our outstanding shares of common stock, we will nominate and use our commercially reasonable efforts to have an individual designated by Bain Capital Life Sciences elected to our Board of Directors.

An van Es-Johansson. Dr. An van Es-Johansson has served on our Board of Directors since December 2019. Dr. van Es-Johansson has served since March 2021 as a senior advisor to AlzeCure Pharma, a Swedish pharmaceutical company with a primary focus on Alzheimer’s disease. She was previously the Chief Medical Officer and Head of Development for AlzeCure Pharma from September 2018 to March 2021. From May 2005 to September 2018, Dr. van Es-Johansson served in a range of executive roles of increasing responsibility at Sobi, an international rare disease company headquartered in Stockholm, Sweden, including as Vice President and Head of EMENAR Medical Affairs for Specialty Care and Partner Products from March 2013 to January 2018. Prior to her time at Sobi, Dr. van Es-Johansson served in leadership positions at large pharmaceutical and smaller biotechnology companies, including Roche, Eli Lilly, Active Biotech, and BioStratum. From 2004 to 2016 she was a member of the Scientific Advisory Board for Uppsala Bio and currently serves on the board of directors at IRLAB Therapeutics AB (NASDAQ Stockholm), Plus Therapeutics, Inc. (NASDAQ: PSTV), Lumos Pharma, Inc. (NASDAQ: LUMO), and the privately held company Agendia BV. Dr. van Es-Johansson received a M.D. from Erasmus University, Rotterdam, The Netherlands. We believe Dr. van Es-Johansson’s medical knowledge and experience in the pharmaceutical industry qualifies her to serve on the Board of Directors.

Our Composite Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (our “Bylaws”) provide that each director elected or appointed to our Board of Directors shall hold office until the next annual meeting of stockholders following such election or appointment and until the director’s successor is elected and qualified, or until the director’s earlier resignation or removal. Our Bylaws provide that vacancies on our Board of Directors, including those resulting from an increase in the authorized number of directors, may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Any director appointed as a result of a vacancy holds office until the next annual meeting of stockholders and until a successor is elected and qualified. Pursuant to our Bylaws, the authorized number of directors may be not less than three nor more than nine, with the exact number, which currently is seven, to be fixed by resolutions adopted from time to time by our Board of Directors. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the seven nominees named in this proxy statement.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined that each of our directors other than Matthew Pauls is independent as defined under the NASDAQ Stock Market listing standards and SEC rules and regulations.

Board Committees

Our Board of Directors currently has an Audit Committee, Compensation Committee and Nominating and Governance Committee.

Audit Committee. The Audit Committee of our Board of Directors was established by our Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) to oversee our corporate accounting and financial reporting processes and audits of our financial statements. For this purpose, the Audit Committee performs several functions, including, among other things:

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selecting, appointing and providing for the compensation of the independent registered public accounting firm to be engaged to prepare and issue an audit report and perform other audit, review or attest services;

•	approving any other permissible non-audit services to be provided by the independent auditor;

•	overseeing the work and evaluating the performance of the independent auditor, and, if so determined by the Audit Committee, terminating and replacing the independent auditor;

•	reviewing and discussing, including with management and the independent auditor, the annual and quarterly financial statements;

•	reviewing any proposed significant changes to accounting principles and practices;

•	reviewing any material changes to the system of internal control over financial reporting;

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reviewing management’s report on effectiveness of internal control over financial reporting and the independent auditor’s audit of the effectiveness of Savara’s internal control over financial reporting, if applicable;

•	establishing a procedure for receipt, retention and treatment of any complaints or concerns received by Savara about accounting, internal accounting controls or auditing matters;

•	reviewing, approving and overseeing any related party transaction that would require disclosure pursuant to Item 404 of Regulation S-K;

•	overseeing the implementation and enforcement of our insider trading policy; and

•	reviewing and evaluating any significant financial risk exposures facing Savara and the steps our management has taken to control and monitor such exposures.

Savara’s management has the primary responsibility for our consolidated financial statements and the reporting process including our system of internal accounting and financial controls.

The Audit Committee currently consists of Mr. Ramsay, who serves as its Chair, Dr. van Es-Johansson and Mr. Hawkins. Our Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all current members of the Audit Committee are independent as currently defined by listing standards and Rule 10A-3 of the Exchange Act. Our Board of Directors has also determined that Mr. Ramsay qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.

Compensation Committee. The Compensation Committee of our Board of Directors acts on behalf of our Board of Directors to review, adopt, or recommend for adoption, and oversee Savara’s compensation strategy, policies, plans and programs. For this purpose, the Compensation Committee performs several functions, including, among other things:

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reviewing and recommending to our Board of Directors for its determination and approval the amount, form and terms of compensation of our Chief Executive Officer and other “officers” (as such term is defined under the NASDAQ listing standards);

•	reviewing and making recommendations to our Board of Directors regarding our overall compensation strategy and policies;

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reviewing and making recommendations regarding Savara’s equity and/or cash incentive plans and other benefit plans and, to the extent as may be permitted or required under such plans, the committee has the power and authority to administer the plans, establish guidelines, interpret plan documents, select participants, and approve grants and awards thereunder;

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granting equity awards to non-officer employees and consultants in accordance with the terms of Savara’s equity incentive plan and to establish compensation policies and practices applicable to non-officer employees;

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evaluating the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking;

•	evaluating and making recommendations to our Board of Directors regarding the compensation of non-employee directors;

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retaining, obtaining the advice of, engaging, compensating, and terminating compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist it in carrying out its responsibilities and functions; and

•	appointing, compensating, and overseeing the work of any of its compensation consultants, legal counsel, and other advisors.

The Compensation Committee may delegate its authority to administer, establish guidelines for, and interpret plans and similar programs, as well as its authority to determine the compensation of Savara’s non-officer employees to Savara’s officers and other appropriate supervisory personnel. To the extent permitted by applicable law and regulations and subject to certain limitations, the Compensation Committee may delegate to a subcommittee or one or more officers of Savara (or other appropriate supervisory personnel) its authority to grant equity awards to qualified persons who are not officers or members of the Board, in accordance with guidelines approved by the Compensation Committee or the Board of Directors.

The Compensation Committee currently consists of Mr. Elam, who serves as its Chair, Dr. McCracken and Dr. van Es-Johansson. All members of the Compensation Committee are independent as currently defined under the NASDAQ listing standards and Rule 10C-1 of the Exchange Act.

Nominating and Governance Committee. The Nominating and Governance Committee of our Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of Savara (consistent with criteria approved by our Board of Directors), reviewing and evaluating incumbent directors, selecting or recommending to our Board of Directors for selection candidates for election to the Board, making recommendations to our Board of Directors regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for Savara. The responsibilities of the Nominating and Governance Committee relating to the nomination of directors include, among other things, the following:

•	identifying and recommending to our Board of Directors nominees for possible election to the Board of Directors;

•	evaluating and making recommendations to our Board of Directors regarding its size, composition and leadership structure;

•	reviewing and assessing Savara’s corporate governance guidelines and recommending any proposed changes thereto to our Board of Directors; and

•	reviewing and making recommendations to our Board of Directors regarding issues of executive officer succession planning and providing oversight with respect to corporate governance matters.

The Nominating and Governance Committee currently consists of Dr. McCracken, who serves as its Chair, Mr. Elam and Dr. Sun. All members of the Nominating and Governance Committee are independent as currently defined in NASDAQ listing standards.

Our Board of Directors may from time to time establish other committees. Charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, as well as our corporate governance guidelines, are posted on our corporate website at: https://savarapharma.com/investors/corporate-governance/.

Meetings of the Board and its Committees

As required under applicable listing standards and our corporate governance guidelines, our Board of Directors meets on a regular basis to fulfill its responsibilities, including at least once each quarter, and our independent directors meet at least annually in executive session outside the presence of non-independent directors and management. During 2022, our Board of Directors met four times, the Audit Committee met four times, the Compensation Committee met three times and the Nominating and Governance Committee met four times. Each member of our Board of Directors who served on our Board during all or part of 2022 attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served during the period of such member’s service.

Board Leadership Structure and Role in Risk Oversight

The leadership structure of our Board of Directors combines the positions of Chair of the Board and Chief Executive Officer and includes a Lead Independent Director. Matthew Pauls currently serves as both the Chair of our Board of Directors and as our Chief Executive Officer. Joseph McCracken currently serves as the Lead Independent Director and undertakes the responsibilities specified in our corporate governance guidelines, which include coordinating the activities of the independent directors and acting as principal liaison between the independent directors and the Chair, consulting with the Chair regarding the schedule and agenda of Board meetings, overseeing the retention of consultants who report to the Board or independent directors, and consulting with the Chair regarding the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties.

Our corporate governance guidelines do not require our Board of Directors to combine the roles of Chair and Chief Executive Officer, but our Board of Directors believes this leadership structure is the appropriate structure for our company at this time. Pursuant to our corporate governance guidelines, our Board of Directors may choose its chair in any manner that it deems to be in the best interests of our company. We believe that combining the roles of Chair of our Board of Directors and Chief Executive Officer promotes unification and direction, allowing for increased operational effectiveness and strong, efficient leadership. We believe Mr. Pauls is best positioned to identify strategic priorities, lead critical discussion, and execute our business plans. We believe that the leadership structure of our Board of Directors and its committees provides independent oversight that balances Mr. Pauls’ combined role, which helps ensure a strong, independent, and active Board of Directors.

Our Board of Directors is responsible for oversight of risks facing our company, while our management is responsible for day-to-day management of risk. Our Board of Directors, as a whole, directly administers its risk oversight function. In addition, the risk oversight function is also administered through the committees of our Board of Directors, which oversee risks inherent in their respective areas of responsibility, report to our Board of Directors regularly and involve the Board as necessary. For example, the Audit Committee oversees our financial exposure and financial reporting related risks, and the Compensation Committee reviews risks related to our compensation programs and practices and both such committees make recommendations to our Board regarding oversight of such risks. Our Board of Directors, as a whole, directly oversees our strategic and business risk, including product development risk and business continuity risk, through regular interactions with our management. We believe our Board’s leadership structure supports its role in risk oversight, with our executive officers responsible for assessing and managing risks facing our company on a day-to-day basis and the members of our Board of Directors providing oversight of such risk management.

Director Resignation Policy

Under Delaware law, an incumbent director may remain in office notwithstanding the failure to receive the required vote for re-election until the director’s successor is duly elected. To address this “holdover rule,” our corporate governance guidelines include a director resignation policy whereby our Board of Directors will nominate for re-election only those directors who tender an irrevocable, contingent resignation in writing to the Chair of our Board of Directors. The resignation becomes effective only if (a) the director fails to receive a sufficient number of votes for re-election at a meeting of stockholders at which director elections are held and (b) our Board of Directors accepts the resignation. If a director fails to receive the required vote for re-election, the Nominating and Governance Committee, or such other committee designated by our Board of Directors, which we refer to as the “reviewing committee,” will act promptly to consider the director’s resignation and recommend to the full Board of Directors whether to accept or reject the resignation, or whether other action should be taken. Our Board of Directors expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. In considering whether to accept or reject a director’s resignation, each of the reviewing committee and our Board of Directors may consider any factors it deems relevant. Within 90 days after the date of the certification of the election results for the applicable stockholders’ meeting, our Board of Directors will act on the resignation, taking into account the reviewing committee’s recommendation, and publicly disclose its decision.

Prohibition on Hedging and Speculative Transactions Involving our Securities

As part of our insider trading policy, our directors and employees (including our executive officers) and designated consultants, advisors and contractors are prohibited from engaging in speculative transactions involving our securities, including short sales, “sales against the box” or any equivalent transaction involving our securities (or the securities of any of our customers, vendors, suppliers or other business partners). In addition, as part of our insider trading policy, our directors, officers and other employees and consultants, advisors and contractors to our company are prohibited from engaging in hedging or derivative transactions involving our securities, such as “cashless” collars, forward sales, equity swaps and other similar or related transactions. Further, our insider trading policy states that our directors and employees (including our executive officers) and other persons subject to the policy are not permitted to hypothecate or pledge our securities to secure a loan and that they cannot purchase our securities “on margin” (that is, borrow funds to purchase securities, including in connection with exercising any stock options).

CORPORATE RESPONSIBILITY

Savara is committed to improving the lives of patients with rare respiratory diseases. In support of that commitment, below are a few highlights that align that commitment with our approach to corporate responsibility.

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Ethics & Compliance. We are committed to acting with integrity in every aspect of our business. We have adopted a Code of Conduct and require all employees to complete training on it. Additionally, we have established a toll-free hotline and web-based service to enable anonymous reporting of concerns regarding ethical issues or suspected violations of our policies. In 2022, no reports were submitted.

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Work Environment. We have adopted a Human Rights and Labor Standards Policy to evidence our commitment to ensuring that each of our employees and the people with whom we interact are treated with fairness, respect, and dignity.

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Diversity and Inclusion. We value diverse backgrounds and viewpoints and are committed to equal opportunity. We aim to recruit, hire, place, develop, compensate, and advance people based on the needs of our organization and the qualifications, performance, skills, and experience of our people. We expect to continue to enhance our workforce diversity and advance the development of diverse talent. We consistently evaluate the opportunity for diversity for both our employee workforce and our Board of Directors. As part of our diversity and inclusion strategy, upon beginning employment, all employees receive training on workplace diversity and inclusion.

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Professional Development. We believe in investing in our employees and seek to develop our employee talent within the organization through access to training, continuous learning programs and other development initiatives.

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Health and Safety. The health and safety of our employees is a top priority, and our goal is to provide a safe and healthy work environment for all personnel. We aim to comply with applicable federal, state, and local laws regarding workplace safety and have adopted a Health and Safety in the Workplace Policy that is applicable to all employees, regardless of geographic location.

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Employee Engagement. We strive to create a collaborative work environment and encourage employee engagement. Following the move to working remotely during the COVID-19 pandemic, have enhanced our internal communications with regular “town hall” meetings to ensure connectivity to our workforce. Additionally, we implemented a spot bonus program that allows employees to nominate their colleagues for cash awards in recognition of notable achievements.

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Employee Wellbeing. We are committed to supporting the wellbeing of our employees. We help employees balance the demands of work and personal life by offering flexible work schedules and the ability to work remotely. Additionally, we offer paid parental leave to employees who have welcomed a new family member through birth, adoption, or foster placement. In recognition of the challenges of returning to work following parental leave, our policy allows employees to work a reduced schedule during their first month back, with no decrease in compensation.

DIRECTOR NOMINATIONS

Criteria for Board Membership and Process for Identifying and Evaluating Nominees

In recommending candidates for appointment or election to our Board of Directors, the Nominating and Governance Committee considers the appropriate balance of experience, skills and characteristics required of our Board of Directors and seeks to ensure that at least a majority of the directors are independent under NASDAQ listing standards and that the Board’s Audit Committee and Compensation Committee will be comprised of directors who meet applicable NASDAQ listing standards and SEC rules regarding qualifications to serve on such committees. Candidates for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, willingness to devote adequate time to board duties, the interplay of the candidate’s experience and skills with those of other directors and the extent to which the candidate would be a desirable addition to our Board and any of its committees. Directors generally will not be nominated for re-election at any annual or special meeting held after their 80th birthday. In addition, our corporate governance guidelines require that directors limit their service on boards of directors of public companies to a total of four (including service on our Board). Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem are in the best interests of our company and its stockholders.

The Nominating and Governance Committee recognizes the importance of diversity to a well-functioning board. When identifying and selecting director nominees, it takes into account diversity of background, skills, professional experience and perspective within the pharmaceutical and biotechnology industries. The Nominating and Governance Committee is committed to ensuring that the Board reflects a diverse range of viewpoints. The corporate governance guidelines note the importance of diversity and specify that when assessing candidates for Board membership, the Board shall strive to achieve a diverse balance of experiences, skills, perspectives, and backgrounds among its members, including gender, age, race, ethnicity, and other attributes.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews these directors’ overall service to the company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards and applicable SEC rules and regulations. The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Nominating and Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee by majority vote which is then recommended to the full Board of Directors.

Stockholder Recommendations

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to our Board of Directors may do so by delivering a written recommendation to the Nominating and Governance Committee at the following address: c/o Savara Inc., 6836 Bee Cave Rd., Building I, Suite 205, Austin, TX 78746, Attn: Corporate Secretary. Submissions must include the following information: the name, age, business address and residence address of the proposed nominee; a statement of the proposed nominee’s business experience and educational background;

the proposed nominee’s principal occupation or employment; the class and number of shares of our capital stock beneficially owned by the proposed nominee; a detailed description of all relationships, arrangements or understandings between the proposing stockholder and the proposed nominee and any other person or persons (naming such person or persons) pursuant to which such proposed nomination is being made by the stockholder; a detailed description of all relationships, arrangements or understandings between the proposed nominee and any service-provider or supplier to, or competitor of Savara; information regarding each of the criteria for Board membership described above in sufficient detail to allow the Nominating and Governance Committee to evaluate the proposed nominee; and a statement from the proposed nominee that he or she is willing to be considered and willing to serve as a director if nominated and elected. The proposing stockholder must also include the following information with respect to such stockholder: documentation supporting that the proposing stockholder is a stockholder of Savara; the proposing stockholder’s name and address, as they appear on Savara’s books; and the class and number of shares of Savara’s capital stock beneficially owned by the proposing stockholder. If a stockholder submits a director recommendation in compliance with the procedure described above, the Nominating and Governance Committee will conduct an initial evaluation of the proposed nominee and, if it determines the proposed nominee may be a qualified candidate, the Nominating and Governance Committee and one or more members of the management team will interview the proposed nominee to determine whether he or she might be suitable to be a director. If the Nominating and Governance Committee determines the proposed nominee would be a valuable addition to our Board of Directors, based on the criteria for Board membership described above and the specific needs of the Board at the time, it will recommend to the Board of Directors such person’s nomination. In connection with its evaluation, the Nominating and Governance Committee may request additional information from the proposed nominee and/or the proposing stockholder.

Separately, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at Savara’s annual meeting of stockholders. Such nominations may be made only if the stockholder has given timely written notice to the company’s corporate secretary containing the information required by our Bylaws. To be timely, such notice must be received at Savara’s principal executive offices not earlier than the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after such notice was first sent), except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days earlier or later than such anniversary date, such notice must be received no earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the date on which Savara first publicly announces the date of such meeting.

COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with our Board of Directors or an individual director may do so by sending a written communication addressed to the Board of Directors or an individual director to: Savara Inc., 6836 Bee Cave Rd., Building I, Suite 205, Austin, TX 78746, Attention: Investor Relations. Submitting stockholders should indicate they are a stockholder of our company. Depending on the subject matter, investor relations will: forward the inquiry to the Chair of our Board of Directors, who may forward the inquiry to a particular director if the inquiry is addressed to a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry, if it relates to an improper or inappropriate topic or is otherwise irrelevant.

Any stockholder who wishes to communicate with our Board of Directors to report complaints or concerns related to accounting, internal accounting controls or auditing may submit a report telephonically or through a web-based system via the toll-free telephone number or the internet address provided in our Code of Business Conduct and Ethics, which is available on our corporate website at https://savarapharma.com/investors/corporate-governance/.

We encourage but do not require our directors to attend our annual meetings of stockholders. All of the directors serving on our Board at the time of our 2022 annual meeting of stockholders attended the annual meeting.

EXECUTIVE OFFICERS

Our current executive officers, their ages and positions held as of April 1, 2023, are as follows:

Name	Age	Title
Matthew Pauls	52	Chair of the Board of Directors and Chief Executive Officer
Raymond Pratt	72	Chief Medical Officer
David Lowrance	55	Chief Financial & Administrative Officer and Secretary
Robert Lutz	54	Chief Operating Officer

Biographical Information

Matthew Pauls. For biographical information regarding Mr. Pauls, see “Nominees for Election to the Board” above.

Raymond Pratt. Dr. Pratt has served as our Chief Medical Officer since November 2022. Dr. Pratt was previously employed by Rockwell Medical, Inc. (NASDAQ: RMTI) (“Rockwell Medical”), where he served as Chief Development Officer from November 2019 to March 2022 and Chief Medical Officer from April 2012 to November 2019. Prior to his positions at Rockwell Medical, Dr. Pratt held senior roles at Shire PLC (“Shire”), including Vice President of R&D, Scientific Leader of Emerging Business and Renal Business Units, Vice President of Global Clinical Medicine and Global Clinical Affairs, and Head of U.S. Clinical Development. Prior to his time at Shire, he was Senior Director of Clinical Research and Development and Head of Central Nervous System and Internal Medicine Clinical Development at Eisai Medical Research for nine years. Since December 2021, Dr. Pratt has served on the board of directors of Xortx Therapeutics Inc. (NASDAQ: XRTX), a biotechnology company primarily focused on therapies for progressive kidney disease. Dr. Pratt is a graduate of the University of Illinois College of Medicine and completed his nephrology fellowship at the Walter Reed Army Medical Center where he practiced nephrology and served as the assistant chief of nephrology services and director of dialysis services from 1983 to 1985. Dr. Pratt was the recipient of a physician scientist training grant at Johns Hopkins School of Medicine and the recipient of a James Shannon New Investigator award from the NIH. He served as an assistant professor in the John Hopkins Department of Medicine and Nephrology from 1989 to 1993.

David Lowrance. Mr. Lowrance has served as our Chief Financial Officer since November 2016 and Secretary since July 2017. From September 2014 to October 2016, Mr. Lowrance served as the Chief Financial Officer and Treasurer of Edgemont Pharmaceuticals, a fully-integrated specialty pharmaceutical company with multiple marketed products in the CNS space. From April 2011 to September 2014, Mr. Lowrance served as the Chief Financial Officer and Secretary of Acucela Inc. (“Acucela”), a clinical stage biotechnology company that specializes in ophthalmic therapeutics, where he was responsible for overseeing all aspects of Acucela’s day-to-day operations, business development and growth endeavors, investor relations and corporate communications. While at Acucela, Mr. Lowrance helped lead a $162 million international initial public offering, with a listing on the Tokyo Stock Exchange. From March 2003 to April 2011, Mr. Lowrance was Vice President and Chief Financial Officer of Cumberland Pharmaceuticals Inc. (NASDAQ: CPIX), a specialty pharmaceutical company focused on commercializing branded prescription products, where he oversaw all aspects of finance and accounting, business and growth strategy and product development. Mr. Lowrance, a CPA, holds a B.B.A. in Accounting from the University of Georgia.

Robert Lutz. Mr. Lutz has served as our Chief Operating Officer since February 2023. From March 2021 to February 2023, he served as the Chief Financial and Business Officer of iBio, Inc. a biotechnology company developing precision antibody immunotherapies using an AI-driven platform. Previously, Mr. Lutz was employed by Strongbridge Biopharma plc (“Strongbridge”), a biopharmaceutical company focused on therapies that target rare diseases, where he served as Chief Financial Officer from August 2019 to March 2021 and as Chief Business Officer from October 2014 to August 2019. Prior to joining Strongbridge, Mr. Lutz worked from

December 2004 to May 2014 at Shire Plc, a publicly traded specialty biopharmaceutical company prior to being purchased by Takeda Pharmaceutical Company Ltd., where he most recently served as Vice President and held key leadership positions in the Specialty Pharmaceutical division. Prior to Shire Plc, Mr. Lutz worked in a variety of roles, including Vice President of Finance, for Cinergy Corp., an electric and gas utility company. Mr. Lutz also worked as a Senior Analyst at Alan B. Slifka and Co., a hedge fund, after having started his career at Goldman Sachs Group Inc., where he served as a Financial Analyst in its principal investment area. He holds a B.A. in Economics and Computer Science from Amherst College and an M.B.A. from the Kellogg School of Management.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 10, 2023 (the “Evaluation Date”), or an earlier date for information based on filings with the SEC, by (a) each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, (b) each director and nominee for director, (c) each of the named executive officers (“NEOs”) listed in the summary compensation table included in this proxy statement, and (d) all of our current directors and executive officers as a group. Percent of beneficial ownership is based on 114,064,736 shares of our common stock outstanding as of the Evaluation Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of the Evaluation Date, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each stockholder listed is: c/o Savara Inc., 6836 Bee Cave Road, Building I, Suite 205, Austin, TX 78746.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Outstanding
Principal Stockholders:
Entities affiliated with Bain Capital Life Sciences, L.P. (1)	11,892,498	9.99%
Persons and entities affiliated with New Enterprise Associates (2)	24,137,931	21.16%
Persons and entities affiliated with Farallon Capital Management, LLC (3)	12,124,254	9.99%
Persons and entities affiliated with Caxton Corporation (4)	6,896,551	6.05%
Persons and entities affiliated with Adage Capital Partners, L.P. (5)	6,864,551	6.02%
Persons and entities affiliated with Venrock Healthcare Capital Partners II, L.P. (6)	6,351,531	5.57%
Directors and NEOs:
Matthew Pauls (7)	1,582,269	*
Nevan Elam (8)	166,294	*
Richard J. Hawkins (9)	138,950	*
Joseph S. McCracken (10)	277,894	*
David A. Ramsay (11)	2,208,892	*
Ricky Sun (12)	92,000	*
An van Es-Johansson (13)	92,000	*
Raymond Pratt (14)	50,375	*
David Lowrance (15)	613,477	*
All current executive officers and directors as a group (9 persons) (16)	5,222,151	4.58%

*	Represents beneficial ownership of less than 1% of the shares of common stock of Savara.

(1)

The information as to beneficial ownership is based on a Schedule 13D/A filed on March 17, 2021 with the SEC on behalf of Bain Capital Life Sciences Fund II, L.P. and BCIP Life Sciences Associates, LP (collectively, the “Bain Reporting Persons”). The Schedule 13D/A states that, collectively, the Bain Reporting Persons have shared voting and dispositive power over 6,913,208 shares of common stock of Savara and warrants to purchase 20,790,688 shares of common stock of Savara; however, the warrants can only be exercised to the extent such exercise would not cause the Bain Reporting Persons to beneficially own more than 9.99% of the total number of shares of common stock of Savara outstanding immediately after giving effect to the exercise. The address of the Bain Reporting Persons is 200 Clarendon Street, Boston, MA 02116.

(2)

The information as to beneficial ownership is based on a Schedule 13D filed on March 25, 2021 with the SEC on behalf of Growth Equity Opportunities 17, LLC (“GEO”) and the following associated persons and entities: New Enterprise Associates 17, L.P. (“NEA 17”), NEA Partners 17, L.P. (“NEA Partners 17”), NEA 17 GP, LLC (“NEA 17 LLC”), Forest Baskett (“Baskett”), Ali Behbahani (“Behbahani”), Carmen Chang (“Chang”), Anthony A. Florence, Jr. (“Florence”), Liza Landsman (“Landsman”), Mohamad H. Makhzoumi (“Makhzoumi”), Joshua Makower (“Makower”), Edward T. Mathers (“Mathers”), Scott D. Sandell (“Sandell”), Peter W. Sonsini (“Sonsini”), Paul Walker (“Walker”), and Rick Yang (“Yang”) (collectively, the “NEA Reporting Persons”). The Schedule 13D states that, collectively, the NEA Reporting Persons have shared voting and dispositive power over 24,137,931 shares of common stock of Savara. The address of the principal business office of GEO, NEA 17, NEA Partners 17, NEA 17, LLC and Sandell is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The address of the principal business office of Behbahani and Mathers is New Enterprise Associates, 5425 Wisconsin Avenue, Suite 800, Chevy Chase, MD 20815. The address of the principal business office of Baskett, Chang, Makhzoumi, Makower, Sonsini, Walker and Yang is New Enterprise Associates, 2855 Sand Hill Road, Menlo Park, California 94025. The address of the principal business office of Florence and Landsman is New Enterprise Associates, 104 5th Avenue, 19th Floor, New York, NY 10001.

(3)

The information as to beneficial ownership is based on a Schedule 13G/A filed on February 14, 2018 with the SEC on behalf of Farallon Capital Management, LLC and the following associated persons and entities: Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Four Crossings Institutional Partners V, L.P., Farallon Capital Offshore Investors II, L.P., Farallon Capital (AM) Investors, L.P., Farallon Capital F5 Master I, L.P., Farallon Partners, L.L.C., Farallon Institutional (GP) V, L.L.C., and Farallon F5 (GP), L.L.C., Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, David T. Kim, Monica R. Landry, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J. M. Spokes, John R. Warren and Mark C. Wehrly (collectively, the “Farallon Reporting Persons”). The 13G/A states that, collectively, the Farallon Reporting Persons have shared voting and dispositive power over 4,825,086 shares of common stock of Savara and warrants to purchase 10,324,185 shares of common stock of Savara; however, the warrants can only be exercised to the extent such exercise would not cause the Farallon Reporting Persons to beneficially own more than 9.99% of the total number of shares of common stock of Savara outstanding immediately after giving effect to the exercise. In March 2021, Farallon Reporting Persons entered into agreements with Savara pursuant to which Savara repurchased warrants to purchase 7,384,164 shares of common stock of Savara from Farallon Reporting Persons. Also in March 2021, Farallon Reporting Persons purchased pre-funded warrants to purchase 15,000,000 shares of common stock of Savara, which can only be exercised to the extent such exercise would not cause the Farallon Reporting Persons to beneficially own more than 9.99% of the total number of shares of common stock of Savara outstanding immediately after giving effect to the exercise. The address of the Farallon Reporting Persons is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(4)

The information as to beneficial ownership is based on a Schedule 13G/A filed February 14, 2022 with the SEC on behalf of Caxton Corporation and the following associated persons and entities: CDK Associates, L.L.C. (“CDK Associates”) and Bruce S. Kovner (“Kovner” and collectively, the “Caxton Reporting Persons”). The Schedule 13G states that each of Caxton Corporation and Kovner have shared voting and dispositive power over 6,896,551 shares of common stock of Savara and CDK Associates has shared voting and dispositive power over 6,482,759 shares of common stock of Savara. The address of each of the Caxton Reporting Persons is 731 Alexander Road, Building 2, Suite 500, Princeton, New Jersey 08540.

(5)

The information as to beneficial ownership is based on a Schedule 13G/A filed February 10, 2022 with the SEC on behalf of Adage Capital Partners, L.P. and the following associated persons and entities: Adage Capital Partners GP, L.L.C., Adage Capital Advisors, L.L.C., Robert Atchinson and Phillip Gross (collectively, the “Adage Reporting Persons”). The Schedule 13G/A states that the Adage Reporting Persons have shared voting and dispositive power over 6,864,551 shares of common stock of Savara. The address of each of the Adage Reporting Persons is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(6)

The information as to beneficial ownership is based on a Schedule 13G/A filed February 14, 2023 with the SEC on behalf of Venrock Healthcare Capital Partners II, L.P., VHCP Co-Investment Holdings II, LLC, Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC, Venrock Healthcare Capital Partners EG, L.P., VHCP Management II, LLC, VHCP Management III, LLC, VHCP Management EG, LLC, Nimish Shah and Bong Koh (collectively, the “Venrock Reporting Persons”). The Schedule 13G/A states that the Venrock Reporting Persons have shared voting and dispositive power over 6,351,531 shares of common stock of Savara. The addresses of each of the Venrock Reporting Persons are 7 Bryant Park, 23rd Floor, New York, NY 10018 and 3340 Hillview Avenue, Palo Alto, CA 94304.

(7)	Includes 1,260,915 shares of common stock of Savara issuable upon the exercise of options that are exercisable within 60 days of the Evaluation Date.
(8)	Includes 137,050 shares of common stock of Savara issuable upon the exercise of options that are exercisable within 60 days of the Evaluation Date.
(9)	Includes 137,050 shares of common stock of Savara issuable upon the exercise of options that are exercisable within 60 days of the Evaluation Date.
(10)	Includes 109,557 shares of common stock of Savara issuable upon the exercise of options that are exercisable within 60 days of the Evaluation Date.
(11)	Includes 107,750 shares of common stock of Savara issuable upon the exercise of options that are exercisable within 60 days of the Evaluation Date.
(12)

Does not include shares of common stock of Savara held by the Bain Reporting Persons. Ricky Sun is a Managing Director with Bain Capital Life Sciences, LP. Consists of 92,000 shares of common stock of Savara issuable upon the exercise of options that are exercisable within 60 days of the Evaluation Date.

(13)	Consists of 92,000 shares of common stock of Savara issuable upon the exercise of options that are exercisable within 60 days of the Evaluation Date.
(14)	Includes 46,875 shares of common stock of Savara issuable upon the exercise of options that are exercisable within 60 days of the Evaluation Date.
(15)	Includes 595,684 shares of common stock of Savara issuable upon the exercise of options that are exercisable within 60 days of the Evaluation Date.
(16)

Includes 2,643,270 shares of common stock of Savara held of record by our directors and executive officers and 2,578,881 shares of common stock of Savara issuable upon the exercise of options that are exercisable within 60 days of the Evaluation Date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee’s charter (which can be found at https://savarapharma.com/investors/corporate-governance/) requires that the Audit Committee review and approve any proposed related-party transaction that would require disclosure pursuant to Item 404 of Regulation S-K.

Savara had no related party transactions requiring disclosure under applicable SEC rules for the years ended December 31, 2021 and 2022.

EQUITY COMPENSATION PLAN INFORMATION

The table below provides information about our common stock that, as of December 31, 2022, may be issued upon the exercise of options and the vesting of RSUs under the following equity compensation plans (which are all our equity compensation plans; provided, however, that new equity awards may only be issued under the 2015 Omnibus Incentive Plan and the 2021 Inducement Plan):

•	2015 Omnibus Incentive Plan (the “2015 Plan”)

•	Savara Inc. Stock Option Plan (the “2008 Plan”)

•	2021 Inducement Equity Incentive Plan (the “2021 Inducement Plan”)

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and vesting of RSUs		(b) Weighted average exercise price of outstanding options (1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Stockholders	8,172,934	(2)	$2.23	1,891,422
Equity Compensation Plans Not Approved by Stockholders	1,702,500	(3)	$1.32	1,197,500
Total	9,875,434		$2.08	3,088,922

(1)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, which have no exercise price.
(2)

Includes 6,434,068 shares issuable upon the exercise of outstanding options granted under the 2015 Plan, 1,542,250 shares issuable upon the vesting of RSUs granted under the 2015 Plan, and 196,616 shares issuable upon the exercise of outstanding options granted under the 2008 Plan.

(3)	Includes 1,302,500 shares issuable upon the exercise of options granted under the 2021 Inducement Plan, and 400,000 shares issuable upon the vesting of RSUs granted under the 2021 Inducement Plan.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following Compensation Discussion and Analysis describes our compensation philosophy and the material elements of compensation in 2022 for our executive officers identified in the Summary Compensation Table below, who are referred to as our “NEOs.” For the year ended December 31, 2022, our NEOs were:

•	Matthew Pauls, Chief Executive Officer

•	Raymond Pratt, Chief Medical Officer

•	David Lowrance, Chief Financial & Administrative Officer and Secretary

Overview

Hiring and retaining well-performing executives is important to our ongoing success. Our executive compensation program is intended to attract and retain qualified executive officers and to align the interests of our executive officers with those of our stockholders by incentivizing and rewarding achievement of business objectives that will enhance Savara’s value and by promoting commitment to long-term success. As a clinical-stage biopharmaceutical company, these objectives are to be accomplished primarily by positioning us to successfully execute our drug product development and regulatory approval efforts and to translate those efforts, over time, into revenues and income from commercialization of, or strategic collaborations with respect to, our product candidates. To that end, our executive compensation packages include a base salary to provide an element of income stability and security that compensates our executive officers for expected day-to-day performance, annual performance-based cash incentives to motivate our executive officers to achieve near-term corporate goals that are set by our Board of Directors and intended to enhance the value of our company, and significant long-term incentives in the form of stock-based compensation to further align the interests of our executive officers with those of our stockholders, reward long-term value-creation, and increase retention. The components of our executive compensation program are also intended to complement each other and offset risk of overemphasis on short-term goals to the detriment of long-term value creation.

Neither our Board of Directors nor the Compensation Committee has adopted any formal or informal policies or guidelines for allocating compensation between cash and non-cash compensation, or among different forms of non-cash compensation. The determination of the Board of Directors or Compensation Committee as to the appropriate use and weight of each component of executive compensation has been historically subjective, based on its view of the relative importance of each component in meeting our overall objectives.

Our Compensation Committee is responsible for designing our executive compensation program each year and recommending it for approval by our Board of Directors. The Compensation Committee considers a number of factors, including the input of our Chief Executive Officer related to the compensation of executives other than himself. Additionally, our Compensation Committee engaged Aon-Radford (“Radford”), an independent executive compensation consultant, to assist in evaluating our compensation practices, including measuring the competitiveness of our compensation practices against an appropriate peer group. Prior to engaging Radford, our Compensation Committee conducted a specific review of its relationship with Radford and determined that Radford’s work for the Compensation Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Act, and by the SEC and NASDAQ rules. Radford reports directly to our Compensation Committee Chair, takes direction from our Compensation Committee, and does not provide Savara with any services other than the services provided at the request of our Compensation Committee. Our Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.

The Compensation Committee and Radford reviewed data from the Radford Global Life Sciences Survey as well as the compensation practices of a peer group of comparable companies. The Compensation Committee also considered the company’s performance and the performance of each of the executive officers. Based on that review, in December 2021, our Compensation Committee recommended, and our Board of Directors approved, compensation packages for our executive officers that included base salary and annual performance-based cash compensation targets for 2022. In December 2022, our Board of Directors, upon the recommendation of our Compensation Committee, (i) evaluated the achievement of the performance-based targets and (ii) approved equity awards to each of our NEOs.

Factors for Determining 2022 Compensation

Performance

One of the primary objectives of our executive compensation program is to motivate our executive officers to achieve strategic goals that our Board of Directors believes will lead to short-term and long-term value creation for our stockholders. As discussed above, given the nature of our business and our life-cycle stage, these goals are largely tied to advancement of our product pipeline through the attainment of clinical and regulatory milestones, securing adequate funding, and managing our cash resources consistent with forecast and strategic plans. Although our Board of Directors establishes pre-approved goals in connection with setting the bonus targets, our Board retains significant discretion to assess performance in a subjective, non-formulaic manner.

Competitive Assessment

Our Board of Directors and Compensation Committee believe that examining data from similarly situated companies in our industry and establishing a peer group and reviewing compensation packages offered and paid to similar positions of that peer group provide useful information in evaluating our executive compensation practices, including the structure and levels of compensation that will allow us to attract, retain and motivate our executive officers and also align their interests with those of our stockholders.

In the third quarter of 2021, in consultation with Radford, our Compensation Committee reviewed the peer group of publicly traded companies in the biotechnology and biopharmaceutical industries used in its compensation assessment from the prior year and refined the peer group to more closely align with our market capitalization at the time of the selection. The following peer group was recommended by Radford and approved by the Compensation Committee and our management for consideration when evaluating equity awards granted to executive officers in December 2021, and for other decisions relating to 2022 compensation:

• 89Bio, Inc.*	• Curis, Inc.	• OncoSec Medical Incorporated
• Actinium Pharmaceuticals, Inc.	• Entasis Therapeutics Holdings Inc.	• Spero Therapeutics, Inc.
• Aeglea BioTherapeutics, Inc.*	• Evelo Biosciences, Inc.	• Strongbridge Biopharma plc
• Ardelyx, Inc.	• Galera Therapeutics	• Syndax Pharmaceuticals, Inc.
• Catalyst Biosciences Inc.*	• GlycoMimetics, Inc.	• Tonix Pharmaceuticals Holding Corp.*
• Cidara Therapeutics, Inc.	• Idera Pharmaceuticals, Inc.	• Tyme Technologies, Inc.
• CTI BioPharma Corp.	• MEI Pharma, Inc.

*	Added to the peer group in 2021.

In anticipation of its 2022 annual review of compensation, in the third quarter of 2022, again in consultation with Radford, our Compensation Committee reviewed the above peer group and made certain adjustments to align more closely with our organizational complexity and market capitalization. Specifically, Aeglea BioTherapeutics, Inc., Catalyst Biosciences Inc., Cidara Therapeutics, Inc., CTI BioPharma Corp., Entasis Therapeutics Holdings Inc., Galera Therapeutics, GlycoMimetics, Inc., Idera Pharmaceuticals, Inc., OncoSec Medical Incorporated, Spero Therapeutics, Inc., Strongbridge Biopharma plc, Syndax Pharmaceuticals, Inc., Tonix Pharmaceuticals Holding Corp., and Tyme Technologies, Inc. were removed, and Aerovate Therapeutics, Inc., AN2 Therapeutics, Inc., Annexon, Inc., Arcturus Therapeutics Holdings Inc., aTyr Pharma, Inc., BioAtla,

Inc., Checkpoint Therapeutics, Inc., DICE Therapeutics, Inc., Galectin Therapeutics Inc., Galecto, Inc., Pliant Therapeutics, Inc., Reata Pharmaceuticals Inc., Sesen Bio, Inc., and Viridian Therapeutics, Inc. were added. This updated peer group was considered by the Compensation Committee when evaluating the equity awards granted to our executive officers in 2022.

To effectively recruit, retain and motivate key employees, we believe our executive compensation must be competitive within the peer group in which we compete, while also aligned with the interest of our stockholders. Our Compensation Committee used the compensation data from the peer group as well as available survey data to assist in its evaluation of the compensation of our executive officers and as a factor in its recommendations. However, we do not benchmark executive compensation to the compensation at the peer group.

Executive Compensation Components

Base Salary

The purpose of the base salary component of our executive compensation program is to provide a level of income that allows us to attract and retain executive talent and mitigate pressure to focus on stock price performance to the detriment of other important aspects of our business by providing an element of income stability and security. The base salary represents fixed cash compensation recognizing individual performance, scope of responsibility, leadership skills and experience, and it compensates an executive for performing his or her job responsibilities on a day-to-day basis. The base salaries of our executive officers are initially established through arm’s-length negotiation at the time of hire. Base salaries are then reviewed at least annually by the Compensation Committee and may be adjusted to realign with market levels after taking into account individual responsibilities, performance and experience. The Compensation Committee also evaluates an executive officer’s base salary in the context of the executive’s other compensation components to ensure that the executive’s compensation package is in line with our overall compensation philosophy and objectives as discussed above.

The 2022 base salary for Dr. Pratt was established at his time of hire. Dr. Pratt entered into an Executive Employment Agreement with us upon his appointment as Chief Medical Officer in November 2022. The agreement with Dr. Pratt was approved by the Compensation Committee and the Board following the review of market data and arm’s-length negotiation with the executive.

In December 2021, our Compensation Committee assessed the base salary levels of our other NEOs. The Compensation Committee considered the recommendations of Radford and reviewed data from the Radford Global Life Sciences Survey for publicly traded biopharmaceutical companies with fewer than 100 employees and between $100 million and $500 million in market value and the compensation practices of the peer group of comparable companies described above. Following its review and consideration of the Radford recommendations and data, as well as individual performance, the Compensation Committee recommended approval of the 2022 base salary of each of our NEOs to the Board of Directors, which the Board of Directors approved. The 2022 base salaries for the NEOs were as follows:

Executive Officer	Salary
Matthew Pauls	$580,000
Raymond Pratt	$470,000
David Lowrance	$416,725

Annual Cash Incentives

Although we do not have a written bonus plan, the Board of Directors sets performance targets annually for each of the NEOs, and the NEOs receive bonuses at the end of each year based on achievement against those targets. These bonuses are designed to motivate our executive officers to achieve near-term goals and are intended to reward the attainment of annual corporate and individual goals that we believe will enhance the long-term value of our company.

The 2022 target bonus amount for Dr. Pratt was established in his employment agreement that was negotiated and entered into at his time of hire. In January 2022, the Compensation Committee recommended, and the Board of Directors approved, the target bonus amounts and performance targets for 2022 for the other NEOs. After considering market data and input from Radford and the practices of the peer group, the Compensation Committee recommended, and the Board of Directors approved, that the 2022 target bonus amounts would remain the same percent of base salary as 2021 for each of the other NEOs. The approved 2022 target bonus amounts as a percent of salary for each of the NEOs were as follows:

Executive Officer	Bonus Target (% of base salary)
Matthew Pauls	50%
Raymond Pratt	40%*
David Lowrance	40%

*	Actual bonus pro-rated for number of days employed in 2022

The total bonus opportunity for each executive was based on the achievement of certain performance goals. For the Chief Executive Officer, the Board determined that the achievement of companywide goals established by the Chief Executive Officer and the Board of Directors would represent 100% of the bonus award. Due to his start date late in the year, the Board determined the achievement of companywide goals would represent 100% of Dr. Pratt’s bonus award in 2022, which would be pro-rated for the portion of 2022 that he was employed. For Mr. Lowrance, the Board determined that the achievement of the companywide goals would represent 75% of the bonus award and the achievement of individual performance measures would represent 25% of the award. The individual performance measures consisted of objectives related to corporate financing, financial reporting metrics, human resources activities, and IT and administrative activities and support.

The companywide goals for 2022 were intended to focus the management team on accelerating trial enrollment and advancing our molgramostim nebulizer solution program. Specifically, the fiscal 2022 corporate performance goals were:

•	Activate all IMPALA-2 targeted sites by end of May 2022 (10% weighting);

•	Achieve 50% enrollment in the IMPALA-2 clinical trial by the end of July 2022 (25% weighting);

•	At year-end, on track to achieve full enrollment on planned timeline (25% weighting);

•	Identify a second site for manufacturing drug product and two sites for release testing by year end (10% weighting);

•	Establish the GEMA drug substance process at 2nd site by year end (10% weighting)

•	Launch aPAP market awareness campaign in United States by end of the third quarter of 2022 (5% weighting)

•	Initiate regulatory preparedness work by end of the second quarter of 2022 (5% weighting)

•	Operate within 5% of the 2022 approved budget (5% weighting); and

•	Complete debt refinancing by end of the second quarter of 2022 (5% weighting).

In December 2022, the Compensation Committee met to review performance against the 2022 corporate goals and to recommend bonus amounts to our Board of Directors. The Compensation Committee determined that the companywide goals had been met at the 100% level, which resulted in a payout of 100% of the portion of the amount of the bonus award that was based on the achievement of the companywide goals. In addition, it was determined that Mr. Lowrance achieved 100% of his individual performance measures. The Compensation Committee also recommended, and the Board of Directors approved, the payment of an additional discretionary amount to Mr. Lowrance equal to $8,335 in recognition of his promotion.

The following table sets forth the total awards recommended by the Compensation Committee and approved by our Board of Directors in December 2022 for the executives serving at that date:

Executive Officer	Bonus Award
Matthew Pauls	$290,000
Raymond Pratt	$26,268	*
David Lowrance	$175,025

*	Reflects pro-ration for number of days employed in 2022

Long-Term Incentive Awards – Stock Options and Restricted Stock Units

We believe that stock-based compensation, such as stock options and restricted stock units (“RSUs”), serves to further align the interests of our executive officers with those of our stockholders, reward long-term value-creation, and increase retention, and it is therefore a significant element of our executive compensation. We typically grant options and/or RSUs to our employees, including executives, upon the commencement of their employment and make additional grants on an annual basis as part of the annual review of performance and compensation.

Because vesting occurs over multiple years and only if the employee continues to be employed with us at the time of vesting, and because the realized value of the equity awards is directly related to our stock price, our Board of Directors believes these equity awards encourage our employees to remain with our company, promote a long-term perspective on corporate success, directly incentivize the NEOs to build long-term value, and align the interests of our employees, including the NEOs, with our stockholders.

We generally make an initial equity award to our executive officers in connection with the commencement of their employment. In connection with the appointment of Dr. Pratt as Chief Medical Officer in November 2022, our Board of Directors granted Dr. Pratt an option to purchase 375,000 shares of our common stock, which vests quarterly over four years, and an RSU award for 150,000 shares of our common stock, which vests in full upon the two-year anniversary of the commencement of his employment.

In December 2022, our Compensation Committee and our Board of Directors considered equity awards to our employees, including our NEOs, in connection with the annual performance and compensation review process. After considering the performance of the executives and the market data provided by Radford, the Compensation Committee recommended, and the Board of Directors approved, the following equity awards to the NEOs other than Dr. Pratt:

Executive Officer	Number of Options (1)	Number of RSUs (2)
Matthew Pauls	700,000	325,000
David Lowrance	250,000	100,000

(1)	The options have an exercise price of $1.51 per share and vest over a four-year period in equal quarterly installments beginning on the first quarterly anniversary of December 13, 2022.

(2)	The RSUs vest in full on December 13, 2024.

Other Elements of Compensation

We maintain broad-based benefits that are provided to all regular, full-time employees (including the NEOs), including health, dental and vision insurance, health savings accounts with company contribution, disability insurance, paid time off, and a 401(k) plan with company match potential. We believe these benefits enable us to offer competitive compensation packages and support employee focus and productivity.

We did not provide any of the NEOs with perquisites in 2022 that exceeded $10,000 in the aggregate for any person.

NEO Employment Agreements

We believe that concerns about potential job loss or the possibility or occurrence of a change-in-control can create uncertainty for our NEOs that may negatively affect their performance. Accordingly, we have entered into employment agreements with each of our executive officers, which provide for severance benefits upon a qualifying termination of employment and the executive’s compliance with certain post-termination obligations, including delivery of a general release of claims. Those severance benefits are described below under “Potential Payments upon Termination or Change in Control.”

Results of “Say on Pay” Advisory Vote on Executive Compensation

At our 2022 annual meeting of stockholders, approximately 92% of shares that voted or abstained on the “say on pay” proposal approved, on an advisory basis, the compensation paid to our NEOs as disclosed in our definitive proxy statement for that meeting. By the time of the 2022 annual meeting in June 2022, the Compensation Committee had already recommended, and the Board of Directors had approved, a majority of the components of 2022 compensation for the NEOs; however, the Compensation Committee considered the results of the 2021 advisory vote when making their recommendations. Additionally, the Compensation Committee considered the results of the 2022 advisory vote when recommending the remaining elements of executive compensation for 2022. Our Compensation Committee intends to monitor the results of advisory votes in making future recommendations.

Prohibition on Hedging the Economic Risk of Ownership in Our Securities

For a description of restrictions related to hedging, please see the section entitled “Prohibition on Hedging and Speculative Transactions Involving our Securities.”

Compensation Risk Assessment

The Compensation Committee evaluates our executive compensation program on an annual basis to confirm that it does not incentivize excessive risk-taking. Our executive compensation program includes a mix of different types of compensation (base salary, annual performance-based cash bonuses, and long-term equity incentive awards), which provides balance between fixed and performance-based compensation and as to the timing of pay realization. We also believe that our compensation program encourages and rewards prudent business judgment and incentivizes our executive officers to achieve near-term goals but not to the detriment of long-term value creation, which further aligns the interests of the executive officers with those of our stockholders. Based on its latest review, the Compensation Committee concluded that our executive compensation program does not create risks that are reasonably likely to have a material adverse impact on our company.

Conclusion

Attracting, retaining, and motivating key employees is essential to creating stockholder value. We believe offering a competitive compensation program with the appropriate mix of base salary and performance-based compensation, including a substantial equity component, and providing for post-termination compensation in certain circumstances, helps us achieve our business objectives and aligns the interest of our executive officers with those of our stockholders. We believe that our 2022 executive compensation was appropriate in that regard.

Compensation Committee Interlocks and Insider Participation

During 2022, the Compensation Committee consisted of Mr. Elam, Dr. McCracken and Dr. van Es-Johansson. No member of the Compensation Committee has ever been an executive officer or employee of Savara. None of our executive officers currently serve, or served during 2022, on the compensation committee or board of directors of a company that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement and, based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

Nevan Elam

Joseph McCracken

An van Es-Johansson

The material in the foregoing Compensation Committee Report is not “soliciting material,” shall not be deemed “filed” with the U.S. Securities and Exchange Commission, and shall not be incorporated by reference in any filing of Savara Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth compensation information for the NEOs for the years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
Matthew Pauls (3)	2022	580,000	—	490,750	810,255	290,000	24,537	(4)	2,195,542
Chief Executive Officer	2021	560,000	—	444,000	285,545	329,000	21,813	(4)	1,640,358
Raymond Pratt	2022	65,621	—	214,500	392,301	26,268	—		698,690
Chief Medical Officer
David Lowrance	2022	416,725	8,335	151,000	289,377	166,690	22,000	(4)	1,054,127
Chief Financial & Administrative Officer & Secretary	2021	395,000	—	138,750	81,584	188,613	22,000	(4)	825,947

(1)

Amounts shown in this column do not reflect compensation actually received by the NEO. The amounts in this column represent the aggregate grant date fair value of stock awards or option awards granted to the NEO in the year indicated, calculated in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, Stock Compensation, except that any estimate of forfeitures was disregarded. For a description of the assumptions used to calculate these amounts, see Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)

Amounts in this column represent annual cash incentive awards paid to each executive officer under our annual cash incentive program. For further information, see “Compensation Discussion and Analysis—Executive Compensation Components—Annual Cash Incentives.”

(3)	Mr. Pauls did not receive any additional compensation for his service as a director.
(4)	Includes $18,000 in employer 401(k) plan matching contributions.

Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards to the NEOs for the year ended December 31, 2022:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)
Name	Grant Date	Threshold ($)	Target ($)		Maximum ($)
Matthew Pauls	—	—	290,000	(3)	—	—	—	—	—
	12/13/2022	—	—		—	—	700,000	1.51	810,254.90
	12/13/2022	—	—		—	325,000	—	—	490,750
Raymond Pratt	—	—	26,268	(3)(4)	—	—	—	—	—
	12/13/2022	—	—		—	—	375,000	1.51	392,300.63
	12/13/2022	—	—		—	150,000	—	—	214,500
David Lowrance	—	—	166,690	(3)	—	—	—	—	—
	12/13/2022	—	—		—	—	250,000	1.51	289,376.75
	12/13/2022	—	—		—	100,000	—	—	151,000

(1)	The annual incentive plan provides only for a target payment amount, and not a threshold or maximum amount.
(2)

Amounts shown in this column do not reflect compensation actually received by the NEO. The amounts in this column represent the aggregate grant date fair value of RSU and option awards granted to the NEO in the year indicated, calculated in accordance with the provisions of FASB ASC Topic 718, Stock Compensation, except that any estimate of forfeitures was disregarded. For a description of the assumptions used to calculate these amounts, see Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(3)

The amounts reported represent the performance-based incentive cash awards each NEO could earn pursuant to our executive bonus plan for the year ended December 31, 2022, as described above under “Compensation Discussion and Analysis—Executive Compensation Components—Annual Cash Incentives” above. The actual amounts earned for the year ended December 31, 2022 are set forth in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above.

(4)	Full target amount is equal to $216,300, while the target amount Dr. Pratt was eligible to receive was pro-rated based on the number of days Dr. Pratt was employed during 2022.

Outstanding Equity Awards at Fiscal Year-End 2022

The following table sets forth information regarding outstanding equity awards held by the NEOs as of December 31, 2022.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)		Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price ($/sh)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Matthew Pauls	3,750		—		5.13	5/25/2027	—		—
	12,000		—		7.33	12/13/2028	—		—
	12,000		—		1.59	12/20/2029	—		—
	673,979	(2)	224,660	(2)	1.32	9/15/2030	—		—
	250,000	(3)	250,000	(3)	1.23	12/16/2030	—		—
	87,500	(4)	262,500	(4)	1.11	12/14/2031	400,000	(5)	620,000
	—		700,000	(6)	1.51	12/13/2032	325,000	(7)	503,750
Raymond Pratt	—		375,000	(8)	1.43	11/10/2032	150,000	(9)	155,000
David Lowrance	80,684		—		1.51	10/25/2026	—		—
	200,000		—		11.26	8/2/2028	—		—
	112,500	(10)	37,500	(10)	1.59	12/20/2029	—		—
	130,000	(3)	130,000	(3)	1.23	12/16/2030	—		—
	25,000	(4)	75,000	(4)	1.11	12/14/2031	125,000	(5)	193,750
	—		250,000	(6)	1.51	12/13/2032	100,000	(7)	155,000

(1)

The vesting schedules described for each option in this table are subject to the NEO’s continued service to our company and to acceleration in connection with an involuntary termination in connection with a change of control, as described below under “Potential Payments upon Termination or Change in Control—Executive Employment Agreements.”

(2)	This option vests and becomes exercisable in 36 substantially equal installments on each monthly anniversary of September 11, 2020.
(3)	This option vests and becomes exercisable in 16 substantially equal installments on each quarterly anniversary of December 16, 2020.
(4)	This option vests and becomes exercisable in 16 substantially equal installments on each quarterly anniversary of December 14, 2021.
(5)	The RSUs vest in full on December 14, 2023.
(6)	This option vests and becomes exercisable in 16 substantially equal installments on each quarterly anniversary of December 13, 2022.
(7)	The RSUs vest in full on December 13, 2024.

(8)	The option vests and becomes exercisable in 16 substantially equal installments on each quarterly anniversary of November 10, 2022.
(9)	The RSUs vest in full on November 10, 2024.
(10)	This option vests and becomes exercisable in 16 substantially equal installments on each quarterly anniversary of December 20, 2019.

Option Exercises and Stock Vested in Fiscal Year 2022

None of the NEOs exercised options or had stock vest during 2022.

Pension Benefits

We do not maintain any plan that provides for payments or other benefits at, following, or in connection with retirement, other than a 401(k) plan, which all eligible employees participate in on the same basis.

Nonqualified Deferred Compensation

We do not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments upon Termination or Change in Control

NEO Employment Agreements

As discussed above under “Compensation Discussion and Analysis,” we have entered into executive employment agreements with each of the NEOs. Those executive employment agreements require us to make specified payments and provide specified benefits related to their outstanding stock option awards in the event of a qualifying termination of employment, subject to the officer’s compliance with the terms and conditions in the agreement.

Mr. Pauls

The executive employment agreement with Mr. Pauls provides that if Mr. Pauls’ employment is terminated (i) by Savara without “cause” (as defined in the agreement), (ii) due to resignation by Mr. Pauls for “good reason” (as defined in the agreement), or (iii) due to his death or disability, and, in the case of (i) and (ii), such termination occurs outside of the period beginning three months prior to, and ending 12 months following, a “change of control” (as defined in the agreements) (the “change of control period”), then, subject to him timely signing and not revoking a separation agreement and release of claims agreement, Mr. Pauls would be entitled to receive:

•

a lump sum payment equal to (i) 18 months of his then-current base salary, plus (ii) 100% of his target bonus, plus (iii) a pro-rated portion of his target bonus based on the number of days he was employed by our company during the relevant performance period;

•

reimbursements for payments the executive makes for continued healthcare coverage pursuant to COBRA until the earlier of (i) the date 18 months from the termination date or (ii) the date upon which he and his eligible dependents become covered under similar plans; and

•

accelerated vesting as to 100% of his equity awards and an extension of the exercise period of the awards until the earlier of (i) the 18-month anniversary of the termination date and (ii) the original expiration date of the applicable award.

The executive employment agreement also provides that if Mr. Pauls’ employment is terminated (i) by Savara without cause, or (ii) due to resignation by Mr. Pauls for good reason and such termination occurs during the change of control period, then, subject to him timely signing and not revoking a separation agreement and release of claims agreement, Mr. Pauls would be entitled to receive:

•

a lump sum payment equal to (i) 24 months of his then-current base salary plus (ii) 100% of his target bonus, plus (iii) a pro-rated portion of his target bonus based on the number of days he was employed by our company during the relevant performance period;

•

reimbursements for payments the executive makes for continued healthcare coverage pursuant to COBRA until the earlier of (i) the date 24 months from the termination date or (ii) the date upon which he and his eligible dependents become covered under similar plans; and

•

accelerated vesting as to 100% of his equity awards and an extension of the exercise period of the awards until the earlier of (i) the 24-month anniversary of the termination date and (ii) the original expiration date of the applicable award.

Dr. Pratt and Mr. Lowrance

The executive employment agreement with each of Dr. Pratt and Mr. Lowrance provide that if Dr. Pratt’s or Mr. Lowrance’s employment is terminated (i) by Savara without “cause” (as defined in the agreement), (ii) due to resignation by Dr. Pratt or Mr. Lowrance for “good reason” (as defined in the agreement), or (iii) due to death or disability, and, in the case of (i) and (ii), such termination occurs outside of the period beginning three months prior to, and ending 12 months following, a “change of control” (as defined in the agreements) (the “change of control period”), then, subject to him timely signing and not revoking a separation agreement and release of claims agreement, each of Dr. Pratt Mr. Lowrance would be entitled to receive:

•

a lump sum payment equal to (i) 12 months of his then-current base salary plus (ii) a pro-rated portion of his target bonus based on the number of days he was employed by our company during the relevant performance period;

•

reimbursements for payments the executive makes for continued healthcare coverage pursuant to COBRA until the earlier of (i) the date 12 months from the termination date or (ii) the date upon which he and/or his eligible dependents becomes covered under similar plans; and

•	accelerated vesting as to the number of shares that would have otherwise vested pursuant to his equity awards had he remained employed by our company for 12 months following his termination date.

The executive employment agreements also provide that if Dr. Pratt or Mr. Lowrance’s employment is terminated (i) by Savara without cause, or (ii) due to resignation by Dr. Pratt or Mr. Lowrance for good reason and such termination occurs during the change of control period, then, subject to him timely signing and not revoking a separation agreement and release of claims agreement, each of Dr. Pratt and Mr. Lowrance would be entitled to receive:

•

a lump sum payment equal to (i) 18 months of his then-current base salary, plus (ii) 100% of his target bonus, plus (iii) a pro-rated portion of his target bonus based on the number of days he was employed by our company during the relevant performance period;

•	a taxable lump sum payment equal to the amount he would pay for continued healthcare coverage pursuant to COBRA for 18 months from the termination date; and

•	accelerated vesting as to 100% of his equity awards.

Potential Payments Upon a Qualifying Termination of Employment

The following table sets forth quantitative estimates of the benefits that would have accrued to each of Mr. Pauls, Dr. Pratt, and Mr. Lowrance pursuant to their respective employment agreements if there had been a qualifying termination of his employment on December 31, 2022.

Name	Cash Severance Based on Salary and Bonus ($) (1)	Cost to Continue Health Insurance ($)(2)	Value of Accelerated Equity Awards ($)(3)	Value of Accrued Vacation ($)	Total ($)
Matthew Pauls	1,450,000	16,809	313,172	41,429	1,821,409
Raymond Pratt	496,268	21,408	11,250	—	528,926
David Lowrance	591,750	30,836	89,300	31,254	743,140

1)

Calculated using the annual base salary in effect as of December 31, 2022. As described above under “Potential Payments upon Termination or Change in Control,” in the event of a qualifying termination on that date each of the NEOs would have been entitled to a pro-rated portion of his target bonus based on the number of days he was employed by us during the relevant performance period. As of December 31, 2022, the 2022 bonus amounts had been determined but not yet paid and are therefore included; the 2023 performance period had not yet begun. Additionally, Mr. Pauls would have been entitled to an amount equal to 100% of his target bonus.

2)	Calculated using insurance premiums in effect as of December 31, 2022.
3)	Calculated using the closing sale price of our common stock on December 31, 2022.

Potential Payments upon a Qualifying Termination of Employment due to Change in Control

The following table sets forth quantitative estimates of the benefits that would have accrued to each of Mr. Pauls, Dr. Pratt, and Mr. Lowrance pursuant to their respective employment agreements if there had been a change in control of our company and qualifying termination of the NEOs’ employment on December 31, 2022. The Company does not provide single trigger change in control benefits.

Name	Cash Severance Based on Salary and Bonus ($)(1)	Cost to Continue Health Insurance ($)(2)	Value of Accelerated Equity Awards ($)(3)	Value of Accrued Vacation ($)	Total ($)
Matthew Pauls	1,740,000	22,412	1,347,250	41,429	3,151,091
Raymond Pratt	919,268	32,112	277,500	—	1,228,880
David Lowrance	966,803	46,254	433,350	31,254	1,477,661

1)

Calculated using the annual base salary in effect as of December 31, 2022. As described above under “Potential Payments upon Termination or Change in Control,” in the event of a qualifying termination. For the bonus amounts, as of December 31, 2022, the 2022 bonus amounts had been determined but not yet paid and are therefore included; the 2022 performance period had not yet begun. Additionally, each of the NEOs would have been entitled to an amount equal to 100% of his target bonus.

2)	Calculated using insurance premiums in effect as of December 31, 2021.
3)	Calculated using the closing sale price of our common stock on December 31, 2021.

Pay Ratio Disclosure

As required by Item 402(u) of Regulation S-K, we are providing the following pay ratio information with respect to the year ended December 31, 2022.

The median of the annual total compensation of all employees of our company, except our Chief Executive Officer, for 2022 was $418,869, and the annual total compensation basis for our Chief Executive Officer, Mr. Pauls, for 2022 was $2,195,542. As a result, our Chief Executive Officer’s 2022 annual total compensation was approximately 5.2 times that of the median annual total compensation of all employees of our company.

We identified the median employee based on the total annual compensation, as determined using the Summary Compensation Table methodology set out in item 402(c)(2)(x) of regulation S-K, of all full-time and part-time employees as of December 31, 2022. In accordance with item 402(u) we identified our median employee as the employee utilized for the year ended December 31, 2021, since there has been no change in our employee population or employee compensation arrangements that would materially affect our calculation. In making the calculation, we used an annualized compensation amount for employees who were employed less than the full year.

	Median Employee ($)	Chief Executive Officer ($)
Salary	258,750	580,000
Bonus	—	—
Stock Awards	13,590	490,750
Option Awards	90,092	810,255
Non-Equity Incentive Plan Compensation	56,438	290,000
All Other Compensation	—	24,537

Total Compensation	418,869	2,195,542

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and the financial performance of our company.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3), (4)	Average Compensation Actually Paid to Non-PEO NEOs (5)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return (6)	Net Loss (in thousands)
2022	$2,195,542	$2,506,972	$876,409	$656,826	$125	$(38,150)
2021	$1,640,358	$1,703,992	$931,620	$774,937	$108	$(43,014)

(1)	Reflects the total compensation reported for Mr. Pauls, our Chief Executive Officer, for each corresponding year in the “Total” column of the Summary Compensation Table.

(2)

Reflects the “compensation actually paid” to Mr. Pauls, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Pauls during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Pauls’ total compensation as reported in the Summary Compensation Table to determine the “compensation actually paid”:

Year	Summary Compensation Table Total	Deductions for Reported Grant Date Fair Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid
2022	$2,195,542	$(1,301,005)	$1,612,435	$2,506,972
2021	$1,640,358	$(729,545)	$793,179	$1,703,992

(A)	Reflects the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(B)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation)	Total Equity Award Adjustments
2022	$1,343,676	$239,841	—	$28,919	—	—	$1,612,435
2021	$776,590	$(26,027)	—	$42,616	—	—	$793,179

(3)	The NEOs included for purposes of calculating the average amounts in each applicable year are:

2022: Dr. Pratt and Mr. Lowrance

2021: Dr. Chowdhury and Mr. Lowrance

(4)	Reflects the total compensation reported for the average of the amounts reported for our NEOs as a group (excluding Mr. Pauls) in the “Total” column of the Summary Compensation Table.
(5)

Reflects the average amount of “compensation actually paid” to our NEOs as a group (excluding Mr. Pauls), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Pauls) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Pauls) total compensation as reported in the Summary Compensation Table to determine the “compensation actually paid,” using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Deductions for Average Reported Grant Date Fair Value of Equity Awards	Average Equity Award Adjustments (A)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$876,409	$(523,589)	$304,006	$656,826
2021	$931,620	$(220,334)	$63,651	$774,937

(A)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation)	Total Average Equity Award Adjustments
2022	$556,797	$33,719	—	$(286,510)	—	—	$304,006
2021	$235,168	$42,852	—	$(214,370)	—	—	$63,651

(6)

Total shareholder return is calculated by dividing the sum of the amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021 or 2022.

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section “Compensation Discussion and Analysis,” our executive compensation program is intended to align the interests of our executive officers with those of our stockholders, and as a clinical-stage biopharmaceutical company, that is accomplished by positioning the company to successfully execute our drug product development and regulatory approval efforts and to translate those efforts, over time, into revenues and income from commercialization of, or strategic collaborations with respect to, our product candidates. For that reason, we do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year, and we have not historically looked to net income (loss) as a performance measure for our executive compensation program.

The following graphs visually describe the relationship between (1) “compensation actually paid” to our PEO and the average “compensation actually paid” to our non-PEO NEOs and cumulative total shareholder return and (2) “compensation actually paid” to our PEO and the average “compensation actually paid” to our non-PEO NEOs and net loss.

DIRECTOR COMPENSATION

The following table shows compensation information for the individuals who served as non-employee directors during the year ended December 31, 2022. Mr. Pauls did not receive any additional compensation for his service as a director.

Director Compensation for Fiscal Year 2022

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1) (2)	Total ($)
Nevan Elam	57,500	46,300	103,800
Rick Hawkins	49,000	46,300	95,300
Joe McCracken	55,000	46,300	101,300
David A. Ramsay	58,000	46,300	104,300
Ricky Sun	44,500	46,300	90,800
An van Es-Johansson	55,500	46,300	101,800

1)

Amounts in this column do not reflect compensation actually received by the directors. The amounts in this column represent the aggregate grant date fair value of option awards granted to the directors in 2022, calculated in accordance with the provisions of FASB ASC Topic 718, Stock Compensation, except that any estimate of forfeitures was disregarded. For a description of the assumptions used to calculate these amounts, see Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

2)	As of December 31, 2022, our non-employee directors had option awards outstanding to purchase the following number of shares of our common stock:

Name	Shares Underlying Outstanding Options
Nevan Elam	177,050
Rick Hawkins	177,050
Joe McCracken	149,557
David A. Ramsay	147,750
Ricky Sun	132,000
An van Es-Johansson	132,000

Overview of Non-Employee Director Compensation

With the assistance of the Compensation Committee, our Board of Directors periodically reviews and evaluates the director compensation policy and adopts changes designed to allow us to recruit and retain individuals with the requisite experience, skills, and characteristics for membership on our Board of Directors. Under the policy, non-employee directors are compensated through a combination of cash fees and equity awards, in the form of options. Additionally, we reimburse non-employee directors for travel and other reasonable out-of-pocket expenses related to attendance at meetings of the Board of Directors and its committees.

In December 2020, our Compensation Committee reviewed our non-employee director compensation policy and market data provided by Radford. The Compensation Committee determined that the compensation provided in the non-employee director compensation policy, which had not been changed since December 2017, was below market, particularly with regard to the equity awards. The Compensation Committee recommended, and the Board of Directors approved, a revised non-employee director compensation policy, which went into effect beginning in January 2021, is currently effective, and is further described below.

Cash Fees

Each non-employee director receives an annual fee of $40,000 in cash for serving on the Board of Directors. In addition, the lead independent director is entitled to an annual cash fee of $30,000, and the chairs and members of the three standing committees of the Board of Directors are entitled to the following annual cash fees:

Board Committee	Chair Fee*($)	Member Fee ($)
Audit Committee	18,000	9,000
Compensation Committee	13,000	6,500
Nominating and Corporate Governance Committee	8,500	4,500

*	Any non-employee director who serves as chair of a committee shall not be entitled to a member fee for the same committee.

Option Awards

In addition to the cash compensation, each non-employee director receives an annual grant of an option to purchase 40,000 shares of our common stock, which vest in full on the one-year anniversary of the grant date. Each stock option award granted pursuant to our director compensation policy will be granted under the 2015 Plan, or any amendment or restatement thereof, will have an exercise price per share equal to the fair market value (as defined in the 2015 Plan) of a share of our common stock on the date the option award is granted, and will have a term equal to the shorter of (i) ten years from the date the option award is granted (subject to a 30-day extension in certain limited circumstances) and (ii) three years from the date such non-employee director ceases to provide services (as defined in the 2015 Plan) to us for any reason other than such director’s death or disability. In addition, in the event of a change of control of our company, each option award will vest and become exercisable on the day prior to the date of the change in control if the director is then providing services (as defined in the 2015 Plan), and each option award will terminate on the date of the change in control to the extent not exercised.

AUDIT COMMITTEE REPORT

Our management has the primary responsibility for our financial reporting process, accounting principles and internal controls as well as the preparation of our financial statements. Under its charter, the Audit Committee oversees our accounting and financial reporting process and audits of our financial statements on behalf of our Board of Directors. Each of the members of the Audit Committee meets the applicable independence standards and qualification requirements.

The Audit Committee appointed RSM US LLP (“RSM”), an independent registered public accounting firm, as our independent auditor for fiscal year ended December 31, 2022. As such, RSM was responsible for expressing an opinion on our annual financial statements based on an audit conducted in accordance with the standards established by the Public Company Accounting Oversight Board (the “PCAOB”).

In this context and in connection with the audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2022 with our management;

•	discussed with RSM the matters required to be discussed by the applicable requirements of the PCAOB and the U.S. Securities and Exchange Commission (the “SEC”);

•	reviewed and discussed with RSM any communications between RSM’s team and RSM’s national office with respect to auditing or accounting issues presented by the external audit engagement;

•

reviewed the written disclosures and the letter from RSM required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with RSM its independence; and

•

based on the foregoing reviews and discussions, recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 30, 2023.

AUDIT COMMITTEE

David A. Ramsay, Chair

Richard J. Hawkins

An van Es-Johansson

The preceding “Audit Committee Report” shall not be deemed soliciting material or filed with the SEC, nor shall any information in this report be incorporated by reference into any past or future filing of Savara Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Savara Inc. specifically incorporates it by reference into such filing.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee has appointed RSM, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2023. We are asking our stockholders to ratify this appointment. See “Proposal 3 — Ratification of Independent Registered Public Accounting Firm” below.

Fees of Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors selected RSM as our independent registered public accounting firm for the fiscal years ended December 31, 2022 and December 31, 2021.

The following table presents the fees for professional services rendered by RSM for the fiscal years ended December 31, 2022 and December 31, 2021.

	2021	2020
Audit Fees (RSM) (1)	$370,500	$366,000
Audit-Related Fees	—	—
Tax Fees (2)	41,000	40,000
All Other Fees	—	—

Total	$411,500	$406,000

(1)

“Audit Fees” were principally for audit work performed on our consolidated financial statements and internal control over financial reporting, but also include fees for professional services provided in connection with the review of financial statements included in our quarterly reports and our registration statements filed with the SEC, and related services normally provided in connection with statutory and regulatory filings and engagements, such as providing comfort and consent letters.

(2)

“Tax Fees” were principally related to performance and calculation pursuant to Internal Revenue Code Section 382 “Limitation on net operating loss carryforwards and certain built-in losses following ownership change.”

Pre-Approval Policies and Procedures

During 2021 and 2022, the Audit Committee pre-approved all audit and other services performed by RSM.

Pursuant to its charter, the Audit Committee must approve, in advance, all audit, review and attest services and all permissible non-audit services (including any permissible tax or internal control-related services) to be provided by our independent registered public accounting firm. The Audit Committee may pre-approve services as part of its approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis. The Audit Committee considers whether the provision of any non-audit service is compatible with maintaining the independence of our auditors. The Audit Committee’s charter provides that it may adopt policies and procedures for the pre-approval of permissible services, which may include delegation of authority to a designated member or members of the Audit Committee to approve permissible services so long as any such approvals are disclosed to the full Audit Committee.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will vote on the election of seven directors to serve for one-year terms until the 2024 annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Our Board of Directors has nominated Matthew Pauls, Nevan Elam, Richard J. Hawkins, Joseph S. McCracken, David A. Ramsay, Ricky Sun and An van Es-Johansson for election to our Board of Directors at the Annual Meeting. The director nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve, the proxies being solicited by this proxy statement will be voted for the election of any substitute nominee who shall be designated by our Board of Directors to fill the vacancy. The proxies being solicited by this proxy statement will be voted for no more than seven nominees at the Annual Meeting.

Assuming a quorum is present at the Annual Meeting, each director nominee who receives an affirmative vote of the holders of a majority of the shares of common stock having voting power present or represented by proxy at the Annual Meeting will be elected. Abstentions will have the same effect as negative votes. Broker non-votes will not be counted toward the vote total and therefore will have no effect on the outcome of this proposal. Stockholders do not have cumulative voting rights in the election of directors.

Our Board of Directors unanimously recommends a vote “FOR” the election of Matthew Pauls, Nevan Elam, Richard J. Hawkins, Joseph S. McCracken, David A. Ramsay, Ricky Sun and An van Es-Johansson as directors.

PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE PLAN

At the Annual Meeting, we are asking our stockholders to approve the amendment of our 2015 Plan to increase the number of shares of common stock authorized for issuance thereunder by 3,000,000. The 2015 Plan provides for the grant of incentive and non-statutory stock options, as well as share appreciation rights, restricted shares, restricted stock units, performance units, shares of common stock and other share-based awards. The 2015 Plan was originally adopted by our Board of Directors on April 17, 2015 and approved by our stockholders on June 11, 2015, amended and restated effective June 4, 2018, and amended effective May 27, 2020 and June 2, 2022. Our Board of Directors unanimously approved the amendment our 2015 Plan on March 9, 2023, subject to stockholder approval. If stockholders approve the amendment of the 2015 Plan, the amendment would be effective as of the date of the Annual Meeting.

Reasons for Voting for this Proposal

Overview

We are requesting approval of the amendment of the 2015 Plan because the number of shares currently available for future awards under the 2015 Plan is not adequate for the plan to continue to serve its purposes of enabling us to attract and retain the services of employees and non-employee directors and to motivate participants to achieve long-term objectives that we believe will benefit our stockholders. Our Board of Directors believes that the effective use of stock-based long-term incentive compensation is essential for our company to maintain a balanced and competitive compensation program and important to our ability to achieve long-term business objectives. We typically grant equity awards to our employees upon the commencement of their employment and make additional grants as part of their ongoing compensation packages. Because vesting occurs over multiple years and only if the employee continues to be employed with us at the time of vesting and because the realized value of the equity awards is directly related to our stock price, we believe these awards help to align the interests of participants with those of our stockholders, reward long-term value-creation, and increase retention.

Requested Increase is Required to Meet our Forecasted Needs

Our Board of Directors currently expects that the 3,000,000 share increase under the 2015 Plan, if approved by the stockholders at the Annual Meeting, will be sufficient to meet our anticipated equity compensation needs for up to the next two years. In determining the number of additional shares to request for the 2015 Plan, our Board of Directors considered the following principal factors:

•	Number of Shares Available for Grant under 2015 Plan: As of December 31, 2022, 1,891,422 shares remained reserved and available for issuance under the 2015 Plan.

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Number of Awards Outstanding: As of December 31, 2022, the following awards were outstanding under the 2015 Plan: options with respect to 6,434,068 shares with a weighted-average exercise price of $2.26 and a weighted average remaining term of 8.39 years, and full value awards with respect to 1,542,250 shares.

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Burn Rate: Burn rate measures the usage of shares for our stock plans as a percentage of our outstanding shares. For each of 2021 and 2022, our burn rate was approximately 3%. The Board of Directors believes that 3,000,000 additional shares are appropriate at this time to allow us to grant awards with a burn rate similar to our 2022 burn rate for up to the next two years.

If our stockholders do not approve this proposal, we would be unable to use equity compensation to make our compensation packages competitive and to motivate our employees and we would likely be required to increase cash compensation to attract, retain, and motivate our employees.

Key Features Designed to Protect Stockholders’ Interests

The 2015 Plan includes provisions that are considered best practices for compensation and corporate governance purposes and designed to protect our stockholders’ interests. The 2015 Plan features:

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No Discounted Awards; Maximum Term Specified. Stock options and stock appreciation rights (“SARs”) must have an exercise price no less than the fair market value on the date the award is granted and a term no longer than ten years except in the event of death or disability.

•	Stockholder Approval Required for Additional Shares. The 2015 Plan does not contain an “evergreen” provision that automatically increases the number of shares authorized for issuance under the plan.

•	Limits on Awards. The 2015 Plan limits the size of equity-based awards that may be granted to any participant during any one year.

•	No Dividends on Unvested Restricted Stock. A participant has no right to receive dividends on restricted stock until the restrictions on shares of restricted stock lapse.

•	No Repricing. Stockholder approval is required for any repricing of outstanding option awards.

•	No Tax Gross-ups. The 2015 Plan does not provide for any tax gross-ups.

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No Recycling of Shares Tendered or Withheld to Satisfy Tax Obligations. The 2015 Plan prohibits shares tendered by participants or withheld by us to satisfy tax withholding obligations from being added to the number of shares available for awards under the 2015 Plan.

Summary of the 2015 Plan

The essential features of the 2015 Plan, as amended, are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the amended and restated 2015 Plan, as amended, which is attached as Appendix A to this proxy statement. Capitalized terms used herein and not defined shall have the meanings set forth in the 2015 Plan.

Purpose of the Plan. The purpose of the 2015 Plan is to assist us, through the incentives inherent in the awards under the plan, in attracting and retaining selected individuals to serve as our employees, directors, consultants or advisors and contribute to our success and achievement of long-term objectives that will benefit our stockholders.

Shares Available. Upon approval of the amended 2015 Plan, and subject to adjustment for certain corporate events, including mergers and stock splits (see “Adjustments upon Changes in Capitalization” below), the maximum number of shares of our common stock authorized for issuance under the 2015 Plan, is 13,941,267 shares of our common stock. Any shares of our common stock that are subject to stock options or SARs granted under the 2015 Plan shall be counted against this limit as one share of our common stock for every one share of our common stock granted, any shares of our common stock that are subject to awards other than stock options or SARs shall be counted against this limit as 1.34 shares of our common stock for every one share of our common stock granted. Shares of our common stock issued under awards granted under the 2015 Plan in assumption of or in substitution or exchange for awards previously granted by a company acquired by us or a subsidiary or parent of ours, or with which we or a subsidiary or parent combine (“Substitute Awards”), will not reduce the shares available for grant under the 2015 Plan. In addition, if a company acquired by us or a subsidiary or parent of ours, or with which we or a subsidiary or parent combine, has shares remaining available under a plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the available shares (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula applied to determine the consideration payable to stockholders in the acquisition or combination) may be used for awards under the 2015 Plan and will not reduce the shares available for grant; provided that awards using such available shares shall not be made after the date awards or grants could have been made under the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not our employees or directors prior to the acquisition or combination.

Shares issued under the 2015 Plan may consist of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

The maximum number of shares of our common stock that may be issued under the 2015 Plan pursuant to the exercise of options intended to qualify as “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) is the same as the maximum number of shares authorized for issuance under the 2015 Plan.

Eligibility; Awards to Certain Individuals and Groups. Options, SARs, restricted stock awards, RSU awards, other share-based awards and performance awards may be granted under the 2015 Plan. Options may be either incentive stock options (as defined in Section 422 of the Code) or nonstatutory stock options. Awards may be granted under the 2015 Plan to any employee, non-employee member of our Board of Directors, consultant or advisor who is a natural person and provides services to us or a subsidiary or parent of ours, except for incentive stock options, which may be granted only to employees.

As of April 10, 2023, approximately 34 employees of Savara Inc. or its subsidiaries, which includes three executive officers, and six non-employee directors, were eligible to participate in the 2015 Plan. Our Board of Directors will select the individuals to whom awards under the 2015 Plan may be granted and will determine the type or types of awards to be granted, the time or times at which such awards will be granted, the number of shares subject to each such award (or the dollar value of certain performance awards) and other terms and conditions relating to the awards, except to the extent it delegates its authority to its Compensation Committee or any other committee or subcommittee formed by the Board of Directors or by the Compensation Committee with the approval of the Board of Directors. As of the date of this Proxy Statement we have not determined future awards or who might receive them. Consequently, it is not possible to determine the benefits or amounts that will be received by or allocated to any particular individual or group of individuals in the future under the 2015 Plan.

Limits on Awards to Participants. Subject to adjustment as provided in the plan, no participant may, in any 12-month period (i) be granted options or SARs with respect to more than 4,000,000 shares of our common stock, (ii) earn more than 4,000,000 shares of our common stock under restricted stock awards, RSU awards, performance awards and/or other share-based awards, or (iii) earn more than $2,000,000 under an award; provided, however, that each of these limitations shall be multiplied by two with respect to awards granted to a participant during the first calendar year in which the participant commences employment with us or any of our subsidiaries. If an award is cancelled, the cancelled award will continue to count against the applicable limitations.

The 2015 Plan also imposes a limit on awards to non-employee directors. The aggregate grant date fair value (calculated as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any non-employee member of our Board of Directors during any 12-month period shall not exceed $1,000,000.

Administration. The 2015 Plan will be administered by our Board of Directors, except to the extent the Board of Directors delegates its authority to its Compensation Committee or any other committee or subcommittee formed by the Board of Directors or by the Compensation Committee with the approval of the Board of Directors. Notwithstanding the foregoing, to the extent required by the rules of principal U.S. national securities exchange on which our common stock is traded (the “Principal Exchange”), or to the extent required by applicable law, any award under the 2015 Plan to our Chief Executive Officer or any other officer (as defined in Rule 16(a)-1(f) of the Exchange Act) shall be determined and granted solely by directors who qualify as “independent directors” under the rules of that securities exchange or applicable law. Our Board of Directors has authorized the Compensation Committee to determine and grant awards under the 2015 Plan to non-officer participants. Our Board of Directors or the Compensation Committee, pursuant to authority delegated to it by the Board of Directors, has the authority to select the participants who will receive awards under the 2015 Plan, determine the types and terms and conditions of awards, and to interpret and administer the 2015 Plan. The

Board of Directors may (i) delegate to a committee of one or more directors the right to grant, cancel, suspend or amend awards and otherwise take action on its behalf under the 2015 Plan (to the extent not inconsistent with applicable law, and the rules of the Principal Exchange), and (ii) to the extent permitted by law, delegate to an one or more officers (as that term is defined in Rule 16(a)-1(f) of the Exchange Act) or a committee of such officers the right to grant awards to employees who are not directors or such officers and the authority to take action on behalf of the Board of Directors, or the Compensation Committee (if applicable), pursuant to the 2015 Plan to cancel or suspend awards under the 2015 Plan to employees who are not directors or such officers of our company.

Stock Options. The Board of Directors, or the Compensation Committee (as applicable), may grant either nonstatutory stock options or incentive stock options (as defined in Section 422 of the Code). A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Board of Directors, or the Compensation Committee (as applicable). The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted, except in the case of Substitute Awards. Fair market value of the common stock is generally equal to the closing price for the common stock on the Principal Exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported), except for Substitute Awards.

The 2015 Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of our common stock previously acquired by the participant, through same-day sales through a broker, any other form of consideration approved by our Board of Directors, or the Compensation Committee (as applicable), and permitted by applicable law (including withholding of shares of common stock that would otherwise be issued on exercise, including the specified net exercise procedure), or any combination thereof. In no event may any option be exercised for a fraction of a share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of issuance of shares upon exercise. Options granted under the 2015 Plan expire no later than 10 years from the date of grant, except in the event of the participant’s death or disability or if the exercise of an option, other than an incentive stock option, is prohibited by applicable law or the holder cannot purchase or sell shares of our common stock due to a “black-out period” under our insider trading policy, in which case the term of the option shall be automatically extended for a 30-day period from the end of the prohibition or black-out period.

The written agreement governing an option award may provide for the automatic exercise on the last day of the term of an “in the money” option through payment of the purchase price and required withholding taxes by withholding of shares otherwise issuable in connection with the exercise of the option.

SARs. The Board of Directors, or the Compensation Committee (as applicable), is authorized to grant SARs in conjunction with a stock option or other award granted under the 2015 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted, except in the case of Substitute Awards. The term of an SAR may be no more than 10 years from the date of grant, except in the event of the participant’s death or disability or if the exercise of the SAR is prohibited by applicable law or the holder cannot purchase or sell shares of our common stock due to a “black-out period” under our insider trading policy, in which case the term of the option shall be automatically extended for a 30-day period from the end of the prohibition or black-out period. SARs are subject to terms and conditions set by the Board of Directors, or the Compensation Committee (as applicable).

Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our common stock or other property, or any combination thereof, as the Board of Directors, or the Compensation Committee (as applicable), may determine. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise. In no event may any SAR be exercised for a fraction of a share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of issuance of shares upon exercise.

The written agreement governing a SAR may provide for the automatic exercise on the last day of the term of an “in the money” SAR through payment of the required withholding taxes by withholding of shares otherwise issuable in connection with the exercise of the SAR.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the 2015 Plan and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Board of Directors, or the Compensation Committee (as applicable), determines the terms and conditions of restricted stock awards, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below). Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below).

RSU Awards. Awards of RSUs having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the 2015 Plan and are also available as a form of payment of performance awards granted under the 2015 Plan and other earned cash-based incentive compensation. The Board of Directors, or the Compensation Committee (as applicable), determines the terms and conditions of RSUs, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a RSU award will not have voting rights with respect to the award. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividend equivalents on RSU awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below).

Other Share-Based Awards. The 2015 Plan also provides for the award of shares of our common stock and other awards that are valued by reference to our common stock or other property (“Other Share-Based Awards”). Such awards may be granted above or in addition to other awards under the 2015 Plan. Other Share-Based Awards may be paid in cash, shares of our common stock or other property, or a combination thereof, as determined by the Board of Directors, or the Compensation Committee (as applicable). The Board of Directors, or the Compensation Committee (as applicable), determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Board of Directors, or the Compensation Committee (as applicable). Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Board of Directors, or the Compensation Committee (as applicable), has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Dividends; Dividend Equivalents. Awards other than options and SARs may, if determined by the Board of Directors, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock, or other property dividends declared with respect to shares of common stock covered by an award. The Board of Directors may provide that such amounts will be deemed to have been reinvested in additional shares of common stock or otherwise, and that they are subject to the same vesting or performance conditions as the underlying award. Any dividends or dividend equivalents provided with respect to performance awards or restricted stock, RSU or other share-based awards that are subject to the attainment of specified performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

No Repricing. The 2015 Plan prohibits option and SAR repricings (other than to reflect mergers, stock splits, spin-offs or other corporate events as described under “Adjustments upon Changes in Capitalization” below, or in connection with a change in control of Savara) unless stockholder approval is obtained. For purposes of the 2015 Plan, a “repricing” means a reduction in the exercise price of an option or the grant price of a SAR, the exchange or cancellation of an option or SAR for cash or another award under the 2015 Plan if the exercise price or grant price of the option or SAR is greater than the fair market value of our common stock (except in connection with a change in control, or for awards granted in assumption of or in substitution for awards previously granted by a company acquired by Savara or a subsidiary or with which Savara or a subsidiary combines), or any other action with respect to an option or SAR that may be treated as a repricing under the rules of the Principal Exchange.

Nontransferability of Awards. No award under the 2015 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and an award may be exercised during the participant’s lifetime only by the participant or the participant’s guardian or legal representative, except that the Board of Directors, or the Compensation Committee (as applicable), may provide in an award agreement that a participant may transfer an award without consideration to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Board of Directors, or the Compensation Committee (as applicable).

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments to the 2015 Plan and awards will be made as the Board of Directors determines to be equitable or appropriate, including adjustments in the number and class of shares of stock available for awards under the 2015 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2015 Plan, and the limits on the number of awards that any person may receive.

Change in Control. Except as otherwise provided in the agreement evidencing an award, in the event of a Change in Control (as defined in the 2015 Plan) in which the successor company assumes or substitutes for an option, SAR, restricted stock award, RSU award or other share-based award, if a participant’s employment with such successor company terminates within 24 months following such Change in Control, outstanding options and SARs will immediately vest, become fully exercisable and may thereafter be exercised for 24 months (or the period of time set forth in the award agreement) and restrictions, limitations and other conditions applicable to restricted stock, RSUs and other share-based awards compensation shall lapse and such awards shall become free of all restrictions and limitations and become fully vested. Except as otherwise provided in the agreement evidencing an award, to the extent the successor company does not assume or substitute for outstanding awards, then upon such Change in Control those outstanding options and SARs shall immediately vest and become fully exercisable and restrictions and other limitations on restricted stock, RSUs and other share-based awards shall lapse and they shall become fully vested and all performance awards shall be considered earned and payable in full.

The Board of Directors, in its discretion, may determine that, upon a Change in Control, each outstanding option and SAR shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share subject to such option or SAR, an amount equal to the excess of fair market value of such share immediately prior to the occurrence of such Change in Control over the exercise price per share of such option and/or SAR; such amount to be payable in cash, in one or more kinds of stock or property, or in a combination thereof, as the Board of Directors, in its discretion, shall determine. Agreements evidencing awards under the 2015 Plan may provide that outstanding options and SARs shall be cancelled and terminated without payment if the fair market value of one share of our common stock as of the date of the Change in Control is less than the per share option exercise price or SAR grant price.

Generally, under the 2015 Plan, a Change in Control occurs upon (i) the consummation of a merger or consolidation of our company with or into another entity, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board of Directors within a period of 36 consecutive months, (iv) the acquisition, pursuant to a tender or exchange offer made directly to our stockholders that our Board of Directors does not recommend, of more than 50% of the total combined voting power in our outstanding securities, or (v) approval by our stockholders of a plan of complete liquidation or dissolution.

Termination of Employment. The Board of Directors, or the Compensation Committee (as applicable), will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Recoupment of Compensation; Forfeiture Events. If we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse us for (i) the amount of any payment in settlement of an award received by such participant during the 12-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such participant from the sale of our securities during such 12-month period. In addition, to the extent claw-back or similar provisions applicable to awards are required by applicable law, listing standards and/or policies we adopt, awards granted under the 2015 Plan shall be subject to such provisions.

Amendment and Termination. The 2015 Plan may be amended or terminated by our Board of Directors except that stockholder approval is required for any amendment to the 2015 Plan that would:

•	increase the number of shares of common stock available for awards under the 2015 Plan;

•	expand the types of awards available under the 2015 Plan;

•	materially expand the class of persons eligible to participate in the 2015 Plan;

•	permit the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant;

•	increase the maximum permissible term of any option or SAR granted under the 2015 Plan;

•	amend the provisions prohibiting the repricing of options and SARs (as described above under “No Repricing”);

•	increase the limits as to any participant on the number of shares subject to awards or the dollar value payable with respect to performance awards; or

•	take any action with respect to an option or SAR that may be treated as a repricing under the rules of the Principal Exchange.

In addition, no amendment or termination may materially impair a participant’s rights under an award previously granted without the written consent of the participant.

The 2015 Plan will expire on, and no further awards may be granted after, the 10th anniversary of its effective date, which is June 11, 2025. Awards granted under the 2015 Plan on or prior to its expiration date shall remain in effect until they have been exercised or terminated or have expired.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations (as of the date this proxy statement is first delivered to our stockholders) of awards under the 2015 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Incentive Stock Options. In general, a participant recognizes no taxable income for federal income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

Nonstatutory Stock Options. A participant generally recognizes no taxable income as the result of the grant of a nonstatutory stock option. Upon exercise of the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to the company with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.

SARs. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares or cash received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards. A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

RSU Awards. A participant who is awarded RSUs generally will be required to recognize ordinary income in an amount equal to the fair market value of the shares issued to and/or the cash received by such participant at the end of the applicable vesting period or, if later, the settlement date elected by the 2015 Plan administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Awards. A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A of the Code. Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2015 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Company Deduction and Section 162(m). We generally will be entitled to a tax deduction in connection with an award under the 2015 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 (other than awards pursuant to contracts entered into prior to the repeal of the exemption for qualified performance-based compensation under Section 162(m) of the Code that may remain eligible for such exemption).

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2015 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH A SERVICE PROVIDER MAY RESIDE.

Number of Awards Granted to Employees, Consultants and Directors

The amount, timing and value of awards that any participant receives under the 2015 Plan is in the discretion of the administrator and cannot be determined in advance. Awards granted under the 2015 Plan will be determined by our Board of Directors. As mentioned above, the benefits that will be awarded or paid under the 2015 Plan are not currently determinable.

The following table sets forth the aggregate number of options and RSUs granted under the 2015 Plan during the year ended December 31, 2022 to each of our NEOs; executive officers as a group; directors who are not executive officers as a group; and all employees who are not executive officers as a group:

Name of Individual or Group	Number of Options	Number of RSUs	Aggregate Dollar Value(1)
Matthew Pauls, Chief Executive Officer	700,000	325,000	$1,301,005
Raymond Pratt, Chief Medical Officer	—	—	$—
David Lowrance, Chief Financial Officer and Secretary	250,000	100,000	$440,377
All executive officers as a group	950,000	425,000	$1,741,382
All directors who are not executive officers, as a group	240,000	—	$277,802
All employees who are not executive officers, as a group	1,247,000	374,000	$1,621,049

(1)

Amounts in this column do not reflect compensation actually received by the participants. The amounts in this column represent the aggregate grant date fair value of awards granted in 2022, calculated in accordance with the provisions of FASB ASC Topic 718, Stock Compensation, except that any estimate of forfeitures was disregarded.

Assuming a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the shares of common stock having voting power present or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as negative votes. Broker non-votes will not be counted toward the vote total and therefore will have no effect on the outcome of this proposal.

Our Board of Directors unanimously recommends a vote “FOR” the proposal to approve the amendment of our 2015 Plan to increase the number of shares of common stock authorized for issuance thereunder by 3,000,000.

PROPOSAL 3 — RATIFICATION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, our stockholders will be asked to ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder ratification of the appointment of RSM is not required by our Bylaws or otherwise. Our Board of Directors is submitting the appointment of RSM to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the appointment of RSM, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.

A representative of RSM is expected to be present at the Annual Meeting, will have an opportunity to make a statement if that representative so desires, and will be available to respond to appropriate questions.

Assuming a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the shares of our common stock having voting power present or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as negative votes. Brokers and other nominees generally will have discretionary authority to vote on this proposal because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this proposal.

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL 4 — ADVISORY VOTE

ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our goal for our executive compensation program is to attract, motivate and retain qualified executives in a way that establishes an appropriate relationship between executive pay and the creation of stockholder value on a long-term basis. We believe that our executive compensation program accomplishes this goal.

Our executive compensation program and the 2022 compensation of our NEOs are described in this proxy statement in the Compensation Discussion and Analysis, compensation tables and narrative discussion above. We are requesting that our stockholders vote to approve the compensation of our NEOs as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules, which disclosures include the compensation tables and the narrative discussion following the compensation tables. This advisory vote is generally referred to as a “say-on-pay vote” and is being provided pursuant to Section 14A of the Exchange Act. In accordance with the results of the 2019 stockholder vote on the frequency of holding “say-on-pay votes”, our Board of Directors has determined that the “say-on-pay vote” shall be held on an annual basis through the date of the next stockholder vote on the frequency of “say-on-pay votes.”

Our Board of Directors is asking our stockholders to indicate their support for the compensation of our NEOs as described in this proxy statement by voting “FOR” the following resolution:

“RESOLVED, that the compensation paid to the company’s NEOs as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

As an advisory vote, this proposal will not be binding upon our Board of Directors or us. However, the views expressed by our stockholders are important to us and, accordingly, our Board of Directors and the Compensation Committee intend to consider the outcome of this vote when evaluating and making future decisions regarding executive compensation arrangements.

Our Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of our NEOs as disclosed in this proxy statement.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither our Board of Directors nor our management knows of any matter to be presented at the Annual Meeting that is not listed in the Notice of Annual Meeting accompanying this proxy statement and described in this proxy statement. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, however, the holders of proxies solicited by this proxy statement will vote on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2024 ANNUAL MEETING

The deadline for submitting a stockholder proposal for inclusion in our proxy materials for the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) is December 30, 2023, which is 120 days prior to the anniversary date that we released this proxy statement to our stockholders for the Annual Meeting, unless the date of the 2024 Annual Meeting is changed by more than 30 days from June 8, 2023, which is the first anniversary date of the Annual Meeting, in which case the proposal must be received a reasonable time before the company begins to print and send its proxy materials.

Stockholders who wish to nominate persons for election to our Board of Directors or make a stockholder proposal at the 2024 Annual Meeting without including the proposal in our proxy materials relating to such meeting must notify us in writing at our principal executive offices no earlier than February 9, 2024 which is 120 days prior to the first anniversary of the date of the Annual Meeting, and no later than March 10, 2024, which is 90 days prior to the first anniversary of the date of the Annual Meeting. In the event the Board of Directors increases the number of directors to be elected to the Board of Directors and the public announcement of such increase is not made on or before March 20, 2024, which is 100 days prior to the one-year anniversary of the Annual Meeting, stockholder nominees for the new directorships will be considered timely if provided to our corporate secretary within ten days of the public announcement.

In addition to the notice and information requirements contained in the Bylaws, to comply with the SEC universal proxy rules, stockholders who, in connection the 2024 Annual Meeting, intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice to the company that sets forth the information required by the SEC’s Rule 14a-19 no later than April 9, 2024, unless the date of the 2024 Annual Meeting has changed by more than 30 days from June 8, 2024, which is the one-year anniversary of the Annual Meeting, in which case such notice must be provided by the later of 60 days prior to the 2024 Annual Meeting date or the tenth day following the public announcement of 2024 Annual Meeting date by the company.

Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, the proxies designated by us for the Annual Meeting will have discretionary authority to vote with respect to any proposal received after March 14, 2023, which is 45 days before the date on which the company first sent the proxy materials for the Annual Meeting. In addition, our Bylaws provide that any matter to be presented at the Annual Meeting must be proper business to be transacted at the Annual Meeting or a proper nomination to be decided on at the Annual Meeting and must have been properly brought before such meeting pursuant to our Bylaws.

Our Corporate Secretary must receive notices of stockholder proposals or nominations in writing at our principal executive offices at Savara Inc., 6836 Bee Cave Road, Building I, Suite 205, Austin, TX 78746, Attention: Corporate Secretary, and such notices of stockholder proposals must comply with the applicable requirements as to form and substance established by the SEC, including Rule 14a-8 of the Exchange Act and our Bylaws for such proposals. Stockholders are advised to review our Bylaws, which contain additional advance notice requirements. A copy of our Bylaws is available to stockholders upon written request to our Corporate Secretary and was also filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on March 30, 2023.

By Order of the Board of Directors,

/s/ Matthew Pauls

Matthew Pauls
Chair of the Board of Directors & Chief Executive Officer

Austin, Texas

April 28, 2023

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure the presence of a quorum and that your shares are represented at the Annual Meeting, as well as to save us additional proxy solicitation costs, we encourage you to submit your proxy or voting instructions as soon as possible. For specific instructions as to how to vote your shares, please refer to the instructions in the Notice of Internet Availability you received in the mail, or, if you’ve requested and received printed proxy materials, please refer to the instructions in the enclosed proxy card. Even if you have voted by proxy, you may still vote electronically if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker or other nominee, you will need to follow the voting procedure your broker or other nominee provides to vote your shares.

Appendix A

SAVARA INC.

AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE PLAN

(as amended by the Board through March 8, 2023, subject to stockholder approval)

Savara Inc., a Delaware corporation (f/k/a Mast Therapeutics, Inc., the “Company”), hereby establishes the amended and restated 2015 Omnibus Incentive Plan (the “Plan”), effective as of the Effective Date.

1.	PURPOSE OF THIS PLAN

The purpose of this Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors of the Company and its Affiliates who are expected to contribute to the Company’s success and achievement of long-term objectives that will benefit the stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.	DEFINITIONS

2.1 “2014 Plan” shall mean the Company’s 2014 Omnibus Incentive Plan, which amended, restated and renamed the Company’s 2013 Omnibus Incentive Plan as of June 19, 2014, the date on which it was approved by the stockholders of the Company.

2.2 “Affiliate” shall mean, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act of 1933, as amended. The Board or the Committee shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

2.3 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of this Plan.

2.4 “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted hereunder, including through an electronic medium.

2.5 “Board” shall mean the board of directors of the Company.

2.6 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.7 “Committee” shall mean the Compensation Committee of the Board or any other committee or subcommittee formed by the Board or by the Compensation Committee with the approval of the Board to act as the Committee. The Committee may consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act and (ii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules. Anything to the contrary in this Plan notwithstanding, the Committee shall only have such authority as delegated to it by the Board. The Board reserves all authority to administer this Plan.

2.8 “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Affiliate, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.9 “Director” shall mean a non-employee member of the Board.

2.10 “Dividend Equivalents” shall have the meaning set forth in Section 11.5.

2.11 “Effective Date” shall have the meaning set forth in Section 12.13.

2.12“Employee” shall mean any employee of the Company or any Affiliate and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Affiliate.

2.13 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.14 “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the per Share closing sale price of the Shares reported as having occurred on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there was no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not then listed on any national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price reported on such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Board to be the fair market value of the Shares as determined by the Board in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Board, subject to the requirements of Section 409A of the Code.

2.15 “Incentive Stock Option” shall mean an Option that when granted is intended to be, and qualifies as, an incentive stock option for purposes of Section 422 of the Code.

2.16 “Net Exercise” shall mean the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

2.17 “Option” shall mean any right granted to a Participant under this Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Board shall determine.

2.18 “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.19 “Participant” shall mean an Employee, Consultant or Director who is selected by the Board to receive an Award under this Plan.

2.20 “Payee” shall have the meaning set forth in Section 12.2.

2.21 “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.22“Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Board shall establish.

2.23 “Performance Period” shall mean the period established by the Board during which any performance goals specified by the Board with respect to such Award are to be measured.

2.24 “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Board shall establish.

2.25 “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value will be paid to the Participant upon achievement of such performance goals during the Performance Period as the Board shall establish.

2.26 “Permitted Assignee” shall have the meaning set forth in Section 11.3.

2.27 “Prior Plans” shall mean, collectively, (i) the Company’s 2005 Equity Incentive Plan, which was approved by the stockholders of the Company on May 24, 2005, (ii) the Company’s 2008 Omnibus Incentive Plan, which was approved by the stockholders of the Company on May 28, 2008, (iii) the Company’s Amended and Restated 2008 Omnibus Incentive Plan, which amended, restated and renamed the 2008 Omnibus Incentive Plan as of June 15, 2011, the date it was approved by the stockholders of the Company, (iv) the Company’s 2013 Omnibus Incentive Plan, which amended, restated and renamed the Company’s Amended and Restated 2008 Omnibus Incentive Plan as of June 19, 2013, the date on which it was approved by the stockholders of the Company, (v) the Company’s 2014 Omnibus Incentive Plan, which amended, restated and renamed the Company’s 2013 Omnibus Incentive Plan as of June 19, 2014, the date on which it was approved by the stockholders of the Company, and (vi) the 2014 Plan. Awards granted under the Prior Plans continue to be governed under the terms of the Prior Plans and no Awards may be granted under any of the Prior Plans.

2.28 “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Board, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate.

2.29 “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.30“Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Board shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Board, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate,

2.31“Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

2.32 “Services” shall mean services provided to the Company or any Affiliate or any successor company (or a subsidiary or parent thereof), whether as an Employee, Consultant or Director, unless, in connection with the conversion, if any, of a Participant from one classification (i.e., Employee, Consultant or Director) to another, the Board, in its sole and absolute discretion, determines that any on-going services to the Company or any Affiliate or any successor company (or a subsidiary or parent thereof) shall not constitute “Services.”

2.33 “Shares” shall mean the shares of common stock of the Company, par value $0.001 per share.

2.34 “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.35 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

3.	SHARES SUBJECT TO THIS PLAN

3.1 Number of Shares. (a) Subject to adjustment as provided in Section 11.2, a total of 13,941,267 Shares shall be authorized for Awards granted under this Plan. Any Shares that are subject to Options or Stock Appreciation Rights granted under this Plan shall be counted against this limit as one (1) Share for every one (1) Share granted, any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 1.34 Shares for every one (1) Share granted.

(b) Subject at all times to Section 11.2, if any Shares subject to an Award are forfeited or an Award expires or is settled for cash (in whole or in part) or any Shares subject to an award under any of the Prior Plans are forfeited or an award under any Prior Plan expires or is settled for cash (in whole or in part), the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under this Plan, in accordance with Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, or an option under any Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or an award granted under any of the Prior Plans, (iii) Shares subject to a Stock Appreciation Right or a stock appreciation right under any Prior Plan that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or options granted under any of the Prior Plans.

(c) Shares issued under Substitute Awards shall not reduce the Shares authorized for grant under this Plan or authorized for grant to a Participant under Section 10.5 nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraphs (b) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(d) Any Share that again becomes available for grant pursuant to this Article shall be added back as (i) one (1) Share if such Share was subject to an Option or a Stock Appreciation Right granted under this Plan or an option or a stock appreciation right granted under any of the Prior Plans, and (ii) 1.34 Shares if such Share was subject to an Award other than an Option or a Stock Appreciation Right granted under this Plan or an award other than an option or a stock appreciation right granted under any of the Prior Plans.

3.2 Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.	ELIGIBILITY AND ADMINISTRATION

4.1 Eligibility. Any Employee, Consultant or Director shall be eligible to be selected as a Participant.

4.2 Administration. (a) This Plan shall be administered by the Board, except to the extent the Board delegates its authority to the Committee. The Board shall have full power and authority, subject to the provisions of this Plan and subject to such orders or resolutions not inconsistent with the provisions of this Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of this Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under this Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer this Plan and any instrument or agreement entered into under or in connection with this Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award in the manner and to the extent that the Board shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Board deems necessary or desirable for administration of this Plan. Notwithstanding the foregoing, to the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded or otherwise required by applicable law, any Award granted to the Company’s chief executive officer or any other officer (as that term is defined in Rule 16(a)-1(f) of the Exchange Act) shall be determined and granted solely by Directors who qualify as “independent directors” under the rules of that exchange or applicable law.

(b) Decisions of the Board shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Affiliate.

(c) To the extent not inconsistent with applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Board may delegate to (i) a committee of one or more directors of the Company any of the authority of the Board under this Plan, including the right to grant, cancel, suspend or amend Awards and (ii) to the extent permitted by law, to one or more “officers” (as that term is defined in Rule 16(a)-1(f) of the Exchange Act) of the Company, or a committee of such officers, the right to grant Awards to Employees who are not Directors or such officers and the authority to take action on behalf of the Board (or Committee (if applicable)) pursuant to this Plan to cancel or suspend Awards to Employees who are not Directors or such officers of the Company. In the event the Board delegates any of its authority, references to the Board in this Plan shall be understood to refer to the Committee. In addition, any reference to the “Committee” in this Plan or any Award Agreement shall mean the Board to the extent the Board has retained authority over the applicable Plan or Award Agreement provisions.

4.3 Annual Limit on Awards to Directors. Notwithstanding any other provision of this Plan to the contrary, the aggregate grant date fair value (calculated as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any 12-month period shall not exceed $1,000,000.

5.	OPTIONS

5.1 Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under this Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Board shall deem desirable.

5.2 Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Board shall determine which are not inconsistent with the provisions of this Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to this Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to this Plan at the same time.

5.3 Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Board shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

5.4 Option Term. The term of each Option shall be fixed by the Board in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option that was granted under this Plan, (i) the exercise of the Option, other than an Incentive Stock Option, is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company insider trading policy, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition or black-out period, as applicable.

5.5 Exercise of Options. (a) Options granted under this Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of this Plan as the Board may prescribe from time to time.

(b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) with the consent of the Board, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Board, by withholding Shares otherwise issuable in connection with the exercise of the Option, including a Net Exercise procedure, (v) through same-day sales through a broker, unless the Board provides otherwise in an Award Agreement, (vi) through any other method specified in an Award Agreement, or (vii) through any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Board may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of this Plan, as the Board may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(c) Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

(d) No Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any Shares until at least six months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of such Employee’s death or disability, (ii) upon a corporate transaction in which such Option is not assumed, continued or substituted, (iii) upon a Change in Control, or (iv) upon such Employee’s retirement (as such term may be defined in the Award Agreement governing the Option or, if not so defined therein, as such term may be defined in the Company’s then current employment policies or guidelines), any such vested Options may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

5.6 Form of Settlement. In its sole discretion, the Board may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

5.7 Incentive Stock Options. The Board may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Affiliate, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under this Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under this Plan shall be the number of Shares set forth in the first sentence of Section 3.1(a), subject to adjustments provided in Section 12.2.

6.	STOCK APPRECIATION RIGHTS

6.1 Grant and Exercise. The Board may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under this Plan or at any subsequent time during the term of such Option, (b) in conjunction with all or part of any Award (other than an Option) granted under this Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Board may establish in its sole discretion.

6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Board, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Board shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the Stock Appreciation Right.

(b) The Board shall determine in its discretion whether payment of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Board may impose such other conditions or restrictions on the terms of exercise and the grant price of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall have (i) a grant price not less than Fair Market Value on the date of grant (subject to the requirements of Section 409A of the Code with respect to a Stock Appreciation Right granted in conjunction with, but subsequent to, an Option), and (ii) a term not greater than ten (10) years except in the event of death or disability. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right granted under this Plan (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company insider trading policy, the term of the Stock Appreciation Right shall be extended for a period of thirty (30) days following the end of the legal prohibition or black-out period, as applicable.

(e) Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Board shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award)), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

(f) The Board may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Board shall determine in its sole discretion.

(g) In no event may any Stock Appreciation Right granted under this Plan be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(h) Notwithstanding the foregoing, An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not otherwise expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

(i) No Stock Appreciation Right granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any Shares until at least six months following the date of grant of the Stock Appreciation Right. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of such Employee’s death or disability, (ii) upon a corporate transaction in which such Stock Appreciation Right is not assumed, continued or substituted, (iii) upon a Change in Control, or (iv) upon such Employee’s retirement (as such term may be defined in the Award Agreement governing the Stock Appreciation Right or, if not so defined therein, as such term may be defined in the Company’s then current employment policies or guidelines), any such vested Stock Appreciation Rights may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of a Stock Appreciation Right will be exempt from his or her regular rate of pay.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under this Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award,” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award may be subject to vesting restrictions imposed by the Board covering a period of time specified by the Board. The Board has absolute discretion to determine whether any consideration (other than Services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2 Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Board and not inconsistent with this Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3 Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4 Issuance of Shares. Any Restricted Stock granted under this Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or its designee. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.	OTHER SHARE-BASED AWARDS

8.1 Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under this Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under this Plan and other earned cash-based compensation. Other Share-Based Awards may be subject to vesting restrictions imposed by the Board covering a period of time specified by the Board. The Board has absolute discretion to determine whether any consideration (other than Services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Other Share-Based Awards.

8.2 Award Agreements. The terms of Other Share-Based Awards granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Board and not inconsistent with this Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents and any property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by a Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by a Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

8.3 Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Board. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Board, on a deferred basis subject to the requirements of Section 409A of the Code.

9.	PERFORMANCE AWARDS

9.1 Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Board in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under this Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Board.

9.2 Award Agreements. The terms of any Performance Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Board and not inconsistent with this Plan. If a Performance Award will have Dividend Equivalents, provision for such shall be contained in the applicable Award Agreement, subject to Section 11.5 below. The terms of Performance Awards need not be the same with respect to each Participant.

9.3 Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Board prior to the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Board.

9.4 Payment. Except as provided in Article 10 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Board. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Board, on a deferred basis subject to the requirements of Section 409A of the Code.

10.	CHANGE IN CONTROL PROVISIONS

10.1 Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control (as defined in Section 10.3), Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price.

10.2 Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control in which the successor company (or a subsidiary or parent thereof) assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, if a Participant’s employment with such successor company (or a subsidiary or parent thereof) terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for

24 months (or the period of time set forth in the Award Agreement), (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 10.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award (or its substitute) confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company (or a subsidiary or parent thereof), the Board may, with the consent of the successor company (or a subsidiary or parent thereof), provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company (or a subsidiary or parent thereof) substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Board in its sole discretion and its determination shall be conclusive and binding.

(b) Unless otherwise provided in an Award Agreement, in the event of a Change in Control to the extent the successor company (or a subsidiary or parent thereof) does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, or Performance Award: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions and other limitations on Restricted Stock and Restricted Stock Units that are not assumed or substituted for shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions and limitations and become fully vested, (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant, (iv) all Performance Awards not assumed or substituted for shall be considered earned and payable in full, and any deferral or other restriction shall lapse and such Performance Award shall be settled or distributed immediately, and (v) all Awards not assumed or substituted for shall terminate immediately after the Change in Control.

(c) The Board, in its discretion, may determine that, upon the occurrence of a Change in Control, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Board, in its discretion, shall determine.

10.3 Change in Control. For purposes of this Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events after the date of approval of this Plan by the Board:

(a) Over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to satisfy the criteria described in the preceding clause (ii);

(b) Any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board does not recommend such stockholders accept, other than (i) the Company or any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company (each, for purposes of this Section 11.3(b), an “affiliate”), (ii) an employee benefit plan of the Company or an affiliate, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities;

(c) The consummation of a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in such transaction (a “Business Combination”), unless in connection with such Business Combination securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities (“Company Voting Securities”) immediately prior to such Business Combination and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to such Business Combination;

(d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets; or

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur.

11.	GENERALLY APPLICABLE PROVISIONS

11.1 Amendment and Termination of this Plan. The Board may, from time to time, alter, amend, suspend or terminate this Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend this Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend this Plan to (a) increase the number of Shares that may be the subject of Awards under this Plan (except for adjustments pursuant to Section 11.2), (b) expand the types of awards available under this Plan, (c) materially expand the class of persons eligible to participate in this Plan, (d) amend any provision of Section 5.3 or Section 6.2(e), (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase the Limitations. The Board may not, without the approval of the Company’s stockholders, take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right, the exchange or cancellation of an Option or Stock Appreciation Right for another Award, or the exchange or cancellation of an Option or Stock Appreciation Right for cash. In addition, no amendments to, or termination of, this Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

11.2 Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to this Plan and to Awards as the Board deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under this Plan, the Limitations, the maximum number of Shares that may be issued as Incentive Stock Options and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under this Plan (including, if the Board deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Board may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.

11.3 Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Board, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of this Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

11.4 Termination of Employment. The Board shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Affiliate (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Board, which determination will be final.

11.5 Deferral; Dividend Equivalents. The Board shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Board, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Board, in its sole discretion. The Board may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

12.	MISCELLANEOUS

12.1 Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Board and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Board and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Board may provide; in each case and if required by the Board, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Board may require. The Board may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Board consistent with the provisions of this Plan.

12.2 Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to this Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to this Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Board shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

12.3 Right of Discharge Reserved; Claims to Awards. Nothing in this Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under this Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Board, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of Employees or Participants under this Plan.

12.4 Substitute Awards. Notwithstanding any other provision of this Plan, the terms of Substitute Awards may vary from the terms set forth in this Plan to the extent the Board deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

12.5 Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by, or providing services to, the Company or any Affiliate or after termination of such employment or services, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate (including conduct contributing to any financial restatements or financial irregularities), as determined by the Board. The Board may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

12.6 Stop Transfer Orders. All certificates for Shares delivered under this Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

12.7 Nature of Payments. All Awards made pursuant to this Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under this Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Board or board of directors of the applicable Affiliate.

12.8 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12.9 Severability. If any provision of this Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of this Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under this Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under this Plan, and if the making of any payment in full or the provision of any other benefit required under this Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under this Plan.

12.10 Construction. As used in this Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

12.11 Unfunded Status of this Plan. This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of this Plan.

12.12 Governing Law. This Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of California, without reference to principles of conflict of laws, and construed accordingly.

12.13 Effective Date of Plan; Termination of Plan. This Plan shall be effective on the date of the approval of this Plan by the holders of a sufficient number of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company (the “Effective Date”), and on such date this Plan shall amend and restate in its entirety the existing version of the 2015 Plan. This Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and, in such event, the 2015 Plan shall remain in effect as adopted on June 11, 2015. Awards may be granted under this Plan at any time and from time to time on or prior to June 11, 2025, on which date this Plan will expire except as to Awards then outstanding under this Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

12.14 Foreign Participants. Awards may be granted to Participants who are foreign nationals or employed or providing Services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants employed or providing Services in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.

12.15 Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Board. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

12.16 Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

12.17 No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the U.S. Securities and Exchange Commission “SEC”)) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

12.18 Forfeiture Events. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such 12-month period. In addition, to the extent claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.

12.19 Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 11.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 4,000,000 Shares and (ii) earn more than 4,000,000 Shares under Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards in any 12-month period that are denominated in Shares (collectively, the “Limitations”). In addition to the foregoing, the maximum dollar value that may be earned by any Participant in any 12-month period with respect to Performance Awards that are denominated in cash is $2,000,000. Each of the limitations in this section shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company or any Company subsidiaries. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

12.20 No Dividend Payments on Unvested Awards. No dividends or Dividend Equivalents may be paid to a Participant with respect to an Award unless and until the date the Participant vests in such Award. If provided in the Award Agreement, dividends or dividend equivalents relating to unvested Awards may accrue and be paid to Participants at the time of vesting of the underlying Award and shall be forfeited to the extent the underlying Award is forfeited. Nothing in this Section 12.19 shall require the payment or accrual of dividends on any Awards. Notwithstanding the foregoing, Awards may be adjusted for dividends to the extent permitted in Section 11.2.

SAVARA INC. ATTN: CORPORATE SECRETARY 6836 BEE CAVE RD Building I, Suite 205 AUSTIN, TX 78746 SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/07/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/07/2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. To elect seven directors to hold office until the next Annual Meeting of Stockholders. Nominees 1a. Matthew Pauls 1b. Nevan Elam 1c. Richard J. Hawkins 1d. Joseph S. McCracken 1e. David A. Ramsay 1f. Ricky Sun 1g. An van Es-Johansson For Against Abstain 3. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 4. To approve, on an advisory basis, the compensation of our named executives. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. To approve the amendment of the Savara Inc. 0 0 0 Amended and Restated 2015 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 3,000,000. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000604883_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com SAVARA INC. This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders to be held on June 8, 2023 at 2:00 PM The stockholder(s) hereby appoint(s) Matthew Pauls and David Lowrance, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SAVARA INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, CDT on June 8, 2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000604883_2 R1.0.0.6